UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant	☒

Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary proxy statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive proxy statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

BULLFROG AI HOLDINGS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing proxy statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

☐	Fee paid previously with preliminary materials.

September 26, 2025

Dear Stockholder:

On behalf of the Board of Directors of Bullfrog AI Holdings, Inc. (the “Company” or “we”), I am pleased to invite you to attend our Special Meeting of Stockholders to be held on October 22, 2025, at 10:00 a.m. Eastern Time (the “Special Meeting”). To be admitted to the Special Meeting at www.virtualshareholdermeeting.com/BFRG2025SM, you must enter the control number found on your proxy card, voting instruction form or notice you previously received. You may vote during the Special Meeting by following the instructions available on the meeting website during the meeting. We hope you can join us.

As of August 29, 2025, the Company had 10,249,805 shares of common stock outstanding. Only stockholders of record as of the close of business on August 29, 2025 are entitled to receive notice of, to attend, and to vote at, the Special Meeting.

Your vote is important to us. Whether or not you can attend the meeting, please read the attached proxy statement. When you have done so, please mark your vote on the proxy card, sign and date the proxy card, and return it to us. Alternatively, you may cast your vote by telephone, or through the Internet. Instructions for voting by telephone or through the Internet are included with your proxy. Please act promptly by voting your shares by telephone or via the Internet. Our Board of Directors has approved the proposals set forth in the proxy statement and we recommend that you vote in favor of each such proposal.

Thank you for your continued interest in Bullfrog AI Holdings, Inc. If you have any questions about the proxy statement, please contact us at Bullfrog AI Holdings, Inc., 325 Ellington Blvd., Unit 317, Gaithersburg, MD 20878.

Sincerely,

/s/ Vininder Singh
Vininder Singh
Chairman of the Board

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BULLFROG AI HOLDINGS, INC.

NOTICE OF THE SPECIAL MEETING OF STOCKHOLDERS

To be held virtually on October 22, 2025, 10:00 a.m. Eastern Time

To the Stockholders of Bullfrog AI Holdings, Inc.:

We are pleased to invite you, on behalf of the Board of Directors of Bullfrog AI Holdings, Inc. (the “Company” or “we”), to attend our Special Meeting of Stockholders to be held on October 22, 2025, at 10:00 a.m. Eastern Time (the “Special Meeting”). To be admitted to the Special Meeting at www.virtualshareholdermeeting.com/BFRG2025SM, you must enter the control number found on your proxy card, voting instruction form or notice you previously received. You may vote during the Special Meeting by following the instructions available on the meeting website during the meeting. We hope you can join us.

We are holding the meeting for the following purposes:

1.	To approve, for purposes of complying with Nasdaq Listing Rule 5635(d), the issuance of 20% or more of the Company’s issued and outstanding common stock pursuant to the Company’s purchase agreement with Lincoln Park Capital Fund, LLC (the “Issuance Proposal”);

2.	To approve a reverse split of the Company’s common stock at a ratio of not less than 1-to-2 and not more than 1-to-15, such ratio to be determined in the discretion of the Board (the “Reverse Stock Split Proposal”);

3.	To approve Amendment No. 1 (the “Amendment”) to the Company’s 2022 Equity Incentive Plan (the “Plan”), providing for an amendment to the Plan to increase the number of shares reserved for issuance under the Plan by 750,000 (before giving effect to the Reverse Stock Split); and

4.	To approve the adjournment of the Special Meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of any of the other proposals at the Special Meeting (the “Adjournment Proposal”).

These matters are more fully described in the proxy statement. The Board of Directors currently knows of no other business to be presented at the Special Meeting. If any other matters come before the Special Meeting, the persons named in the proxy will vote with their judgment on those matters.

The record date for the determination of stockholders entitled to notice of and to vote at the Special Meeting or any adjournments or postponements thereof has been fixed as the close of business on August 29, 2025 (the “Record Date”). Only stockholders of record at the close of business on August 29, 2025, are entitled to notice and to vote at the Special Meeting and any adjournment or postponement thereof. As of the Record Date, the Company had 10,249,805 shares of common stock outstanding. A complete list of stockholders on the Record Date will be available for examination by any of our stockholders at the office of Ballard Spahr LLP, counsel to the Company, located at 700 East Gate Dr., Suite 300, Mt. Laurel, New Jersey 08054, during normal business hours for the ten-day period prior to the Special Meeting or can be requested by sending an email to IR@bullfrogai.com, stating the purpose of the request and providing proof of ownership of our common stock.

You are entitled to virtually attend and vote at the Special Meeting online only if you were a stockholder as of the close of business on the Record Date or hold a valid proxy for the Special Meeting. If you are a stockholder of record, your ownership as of the Record Date will be verified prior to admittance into the Special Meeting. If you are not a stockholder of record but hold shares through a broker, trustee or nominee, you must provide proof of beneficial ownership as of the Record Date, such as an account statement or similar evidence of ownership, to virtually attend and vote at the Special Meeting. Further information about how to attend the Special Meeting and vote your shares online during the Meeting is included in the proxy statement. For instructions on how to vote your shares, please refer to the section titled “Voting” beginning on page 2 of the proxy statement or your enclosed proxy card.

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It is important that your shares are represented at the Special Meeting. We urge you to review the attached proxy statement and, whether or not you plan to attend the virtual Special Meeting, please vote your shares promptly by casting your vote via the Internet or, if you prefer to mail your proxy or voter instructions, please complete, sign, date, and return your proxy or voter instructions card in the pre-addressed envelope provided, which requires no additional postage if mailed in the United States. Submitting your proxy now will not prevent you from voting your shares at the meeting if you desire to do so, as your proxy is revocable at your option. If your shares are held in the name of a bank, broker, brokerage firm or other fiduciary, please follow the instructions on the voting instruction card furnished by the record holder.

Our Board of Directors recommends that you vote “FOR” each of the proposals, all of which are described in detail in the proxy statement.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING:

THE PROXY STATEMENT IS AVAILABLE ONLINE VIA

THE INTERNET AT: www.proxyvote.com.

By Order of the Board of Directors,

/s/ Vininder Singh
September 26, 2025	Vininder Singh
Chairman of the Board

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BULLFROG AI HOLDINGS, INC.

325 Ellington Blvd., Unit 317

Gaithersburg, MD 20878

PROXY STATEMENT

This proxy statement and the accompanying proxy are being furnished with respect to the solicitation of proxies by the Board of Directors of Bullfrog AI Holdings, Inc., a Nevada corporation (the “Company” or “we”), for our Special Meeting of Stockholders (the “Special Meeting”). The Special Meeting will take place in a virtual meeting format on October 22, 2025, at 10:00 a.m. Eastern Time, and will be held exclusively via the Internet at: www.virtualshareholdermeeting.com/BFRG2025SM.

ABOUT THE MEETING

Who May Vote

Only stockholders of record of our common stock, par value $0.00001 per share, as of the close of business on the Record Date are entitled to notice and to vote at the Special Meeting and any adjournment or adjournments thereof. Each of the specific proposals to be considered and acted upon at the Special Meeting is described in this proxy statement. On the Record Date, there were 10,249,805 shares of our common stock, par value $0.00001 per share, outstanding. Each holder of common stock is entitled to one vote for each share held as of the Record Date. No other class of voting securities was then outstanding.

A complete list of stockholders on the Record Date will be available for examination by any of our stockholders at the office of Ballard Spahr LLP, counsel to the Company, located at 700 East Gate Dr., Suite 300, Mt. Laurel, New Jersey 08054, during normal business hours for the ten-day period prior to the Special Meeting or can be requested by sending an email to IR@bullfrogai.com, stating the purpose of the request and providing proof of ownership of our common stock.

Quorum

The presence at the Special Meeting of thirty-three and one-third percent (33.33%) of the issued and outstanding shares of our common stock as of the Record Date, represented in person or by proxy, is required for a quorum. Should you submit a proxy or voter instructions, even though you abstain as to one or more proposals, or you are present in person at the Special Meeting, your shares shall be counted for the purpose of determining if a quorum is present.

Broker “non-votes” are not included for the purposes of determining whether a quorum of shares is present at the Special Meeting. A broker “non-vote” occurs when a nominee holder, such as a brokerage firm, bank or trust company, holding shares of record for a beneficial owner does not vote on a particular proposal because the nominee holder does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner.

If a quorum is not present at the scheduled time of the Special Meeting, either the Chair of the Special Meeting or the stockholders who are present thereat may adjourn the Special Meeting until a quorum is present. If necessary, the time and place of the adjourned Special Meeting will be announced at the time the adjournment is taken, and no other notice will be given. An adjournment will have no effect on the business that may be conducted at the Special Meeting.

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Attending the Special Meeting

We will host the Special Meeting live and only online, via Internet webcast. You may attend the Special Meeting virtually by visiting the following web address: www.virtualshareholdermeeting.com/BFRG2025SM. The Special Meeting webcast will start at 10:00 am EST, on Wednesday, October 22, 2025.

To attend the Special Meeting virtually please go to www.virtualshareholdermeeting.com/BFRG2025SM. You have the option to log in to the Special Meeting as a “stockholder” with a control number or as a “guest.” If you are a stockholder of record, you may log in to the Special Meeting as a stockholder using the control number which can be found on the Notice of the Special Meeting of Stockholders (the “Notice”) and proxy card. If you are not a stockholder of record, you may attend the Special Meeting as a “guest” by entering your name and email address. As a guest, you will have access to the Special Meeting materials, but you will not be able to vote during the Meeting. Whether you attend the Special Meeting virtually as a stockholder or as a guest, please allow yourself ample time for the online check-in procedures.

Voting Your Proxy

You may vote by proxy over the Internet by following the instructions provided on the proxy card accompanying this proxy statement mailed to you or your household. You can also vote by mail by completing, dating, and signing the proxy or voter instructions card and mailing it in the pre-addressed envelope provided, which requires no additional postage if mailed in the United States.

You may submit your vote over:

1.	the Internet: If you are a stockholder as of the Record Date, you may vote over the Internet by following the instructions provided on the proxy card accompanying this proxy statement.

2.	the Telephone: If you are a stockholder as of the Record Date, you may vote over the telephone by following the instructions provided on the proxy card accompanying this proxy statement.

3.	Mail: You may vote by mailing your proxy as described in the proxy card accompanying this proxy statement. If you vote by mail, please be aware that we can recognize your vote only if we receive it by close of business on the day before the Special Meeting.

4.	The Special Meeting: The Special Meeting will be held exclusively online via the Internet, and can only be accessed at: www.virtualshareholdermeeting.com/BFRG2025SM.

Subject to the provisions applicable to attendees who are not holders of record as outlined above in the section entitled “Attending the Special Meeting,” if you are a stockholder as of the Record Date, you will have the ability to attend the Special Meeting and vote online during the Meeting. Submitting a proxy will not prevent a stockholder from attending the Special Meeting virtually, revoking an earlier-submitted proxy in accordance with the process outlined below and voting online during the Meeting.

In order to be counted, proxies submitted by telephone or via the Internet must be received by 11:59 p.m., Eastern Time, on October 21, 2025.

If your shares are held through a broker, trust, bank, or other nominee, please refer to the provided proxy card accompanying this proxy statement and any other information forwarded to you by such holder of record to obtain a valid proxy from it.

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Required Vote and Board Recommendation

The shares represented by any proxy duly given will be voted at the Special Meeting in accordance with the instructions of the stockholder. If no specific instructions are given, the shares will be voted as follows:

Proposal No. 1: The Issuance Proposal

Our Board unanimously recommends a vote “FOR” the Issuance Proposal. Unless otherwise instructed or unless authority to vote is withheld, shares represented by executed proxies will be voted “FOR” the Issuance Proposal.

Proposal No. 2: The Reverse Stock Split Proposal.

Our Board unanimously recommends a vote “FOR” the Reverse Stock Split Proposal. Unless otherwise instructed or unless authority to vote is withheld, shares represented by executed proxies will be voted “FOR” the Reverse Stock Split Proposal.

Proposal No. 3: To approve Amendment No.1 to the Plan.

Our Board unanimously recommends a vote “FOR” approving Amendment No.1 to the Plan. Unless otherwise instructed or unless authority to vote is withheld, shares represented by executed proxies will be voted “FOR” approval of Amendment No.1 to the Plan.

Proposal No. 4: The Adjournment Proposal.

Our Board unanimously recommends a vote “FOR” the Adjournment Proposal. Unless otherwise instructed or unless authority to vote is withheld, shares represented by executed proxies will be voted “FOR” the Adjournment Proposal.

In addition, if other matters come before the Special Meeting, the persons named in the accompanying form of proxy will vote in accordance with their best judgment with respect to such matters.

Abstentions and Broker Non-Votes

All votes will be tabulated by the inspector of election appointed for the Special Meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes. An abstention (or a vote to “WITHHOLD” for purposes of the election of directors) is the voluntary act of not voting by a stockholder who is present at a meeting and entitled to vote. A broker “non-vote” occurs when a broker nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary power for that particular item and has not received instructions from the beneficial owner. If you hold your shares in “street name” through a broker, brokerage firm or other nominee, your broker, brokerage firm or nominee may not be permitted to exercise voting discretion with respect to some of the matters to be acted upon. If you do not give your broker, brokerage firm or nominee specific instructions regarding such matters, your proxy will be deemed a “broker non-vote.”

Under Nevada law and our Bylaws, as amended (our “Bylaws”), Proposals No. 1, 2, 3 and 4 will be determined by the vote of the holders of a majority of the votes cast by those present at the Special Meeting or by Proxy (meaning the number of shares voted “FOR” a proposal must exceed the number of shares voted “AGAINST” each such proposal). For Proposals No. 2 and 4, we expect these matters will be considered “routine,” and accordingly, if you do not return voting instructions, brokers may exercise discretionary authority to vote shares held by you on such matters. We, therefore, do not expect any broker non-votes on Proposals No. 2 and 4. However, we expect that Proposals No. 1 and 3 will be considered non-routine such that brokers may not exercise discretionary authority to vote on such proposals. In such case, any broker non-votes cast on such proposals will not be counted as votes in favor of such proposals and will also not be counted as shares voting on such matters. Similarly, abstentions are not expected to have any effect on Proposals No. 1, 2, 3 and 4, as they will not be counted as shares voting on such matters but will be considered shares present at the Special Meeting for purposes of establishing a quorum.

Stockholders have no cumulative voting rights or dissenter’s or appraisal rights relating to the matters to be acted upon at the Special Meeting.

Revoking Your Proxy

Even if you submit a proxy or voter instructions, you may revoke your proxy and change your vote. You may revoke or change your proxy at any time before the Special Meeting by filing, with our Corporate Secretary at our principal executive offices, located at 325 Ellington Blvd, Unit 317, Gaithersburg, MD 20878, a notice of revocation or another signed proxy with a later date. You may also revoke your proxy by virtually attending the Special Meeting and voting at the Meeting. Your virtual attendance at the Special Meeting will not, by itself, revoke your proxy. We will vote the shares in accordance with the directions given in the last proxy or voter instructions submitted in a timely manner before the Special Meeting. You may revoke your vote over the Internet until 11:59 pm, ET, on October 21, 2025. If you revoke your vote by mail, please be aware that we can recognize the revoked vote only if we receive it by close of business on the day before the Special Meeting.

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If the Special Meeting is postponed or adjourned for any reason, at any subsequent reconvening of the Special Meeting, all proxies will be voted in the same manner as the proxies would have been voted at the original convening of the Special Meeting (except for any proxies that have at that time effectively been revoked or withdrawn), even if the proxies had been effectively voted on the same or any other matter at a previous meeting.

You are requested, regardless of the number of shares you own or your intention to attend the Special Meeting, to vote your shares as described above.

Solicitation of Proxies

We will bear the entire cost of solicitation, including the preparation, assembly, printing and mailing of the Notice, as well as the preparation and posting on the Internet of this proxy statement and any additional solicitation materials furnished to the stockholders. We may solicit proxies by mail, and our officers and employees may solicit proxies personally or by telephone and will receive no extra compensation from such activities. We will reimburse brokerage houses and other nominees for their expenses incurred in sending proxies and proxy materials to the beneficial owners of shares held by them.

Delivery of Proxy Materials to Households

Only one copy of this proxy statement and/or Notice, as applicable, will be delivered to an address where two or more stockholders reside with the same last name or who otherwise reasonably appear to be members of the same family based on the stockholders’ prior express or implied consent.

We will deliver promptly upon written request, a separate copy of this proxy statement, and/or Notice, as applicable, upon such request. If you share an address with at least one other stockholder, currently receive one copy of our Annual Report, proxy statement, and/or Notice at your residence, and would like to receive a separate copy of our annual report, proxy statement, and Notice for our future stockholder meetings, please follow the instructions for requesting materials indicated on the Notice sent to your residence and specify this preference in your request.

If you share an address with at least one other stockholder and currently receive multiple copies of annual reports, proxy statements, or Notices, and you would like to receive a single copy of annual reports, proxy statements, or Notices, as applicable, please follow the instructions for requesting materials indicated on the Notice of Internet Availability of Proxy Materials sent to you and specify this preference in your request.

Interest of Officers and Directors in Matters to Be Acted Upon

None of our officers or directors have any interest in any of the matters to be acted upon at the Special Meeting, except to the extent that they receive any awards under the Company’s 2022 Equity Incentive Plan.

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PROPOSAL NO. 1

APPROVAL OF THE ISSUANCE OF UP TO $10,000,000 OF SHARES OF COMMON STOCK

Background and Description of the Issuance Proposal

On September 15, 2025, we entered into a purchase agreement (the “Purchase Agreement”) and a registration rights agreement (the “Registration Rights Agreement”) with Lincoln Park Capital Fund, LLC (“Lincoln Park”), pursuant to which Lincoln Park has committed to purchase from us up to an aggregate of $10 million worth of our common stock, subject to certain limitations and conditions set forth in the Purchase Agreement, which is attached hereto as Appendix A. As consideration for its commitment to purchase shares of our common stock under the Purchase Agreement, we issued 147,682 shares of common stock to Lincoln Park as commitment shares (the “Commitment Shares”).

We are submitting the Issuance Proposal to you in order to obtain the requisite stockholder authorization in accordance with Nasdaq Listing Rule 5635(d) to sell 20% or more of our issued and outstanding common stock to Lincoln Park (as of the date we entered into the Purchase Agreement), if we so choose, as more fully described below.

Agreements with Lincoln Park

Under the terms and subject to the conditions of the Purchase Agreement, we have the right, but not the obligation, to sell to Lincoln Park, and Lincoln Park is obligated to purchase up to $10 million worth of shares of common stock. Such sales of common stock by us, if any, will be subject to certain limitations, and may occur from time to time, at our sole discretion, over the 36-month period commencing after certain conditions have been satisfied (“Commencement Date”) pursuant to the Purchase Agreement and the Registration Rights Agreement.

Regular Purchases

From and after the Commencement Date, provided the last closing sale price of our common stock on the applicable “regular purchase date” (as defined in the Purchase Agreement) is not below $0.50 (and provided all shares of common stock subject to all prior Regular Purchases (as defined in the Purchase Agreement) have been properly delivered to Lincoln Park in accordance with the Purchase Agreement) (the “Regular Purchase Date”), the Company may, by written notice delivered by us to Lincoln Park within the time periods on such Regular Purchase Date or on the immediately following business day specified in the Purchase Agreement, direct Lincoln Park to purchase up to 30,000 shares of our common stock in a Regular Purchase, provided, however, that the maximum number of shares we may sell to Lincoln Park in a Regular Purchase may be increased to up to (i) 50,000 shares of our common stock, provided that the last closing sale price of our common stock on the applicable Regular Purchase Date is not below $1.00, (ii) 75,000 of our common stock, provided that the last closing sale price of our common stock on the applicable Regular Purchase Date is not below $2.00; and (iii) 100,000 shares of our common stock, provided that the last closing sale price of our common stock on the applicable Regular Purchase Date is not below $2.50.

The purchase price per share for each such Regular Purchase will be equal to 97% of the lower of:

●	the lowest sale price for our common stock on the applicable Regular Purchase Date or, if applicable, during the specified period on the immediately following business day as provided in the Purchase Agreement for such shares of our common stock; and

●	the arithmetic average of the three lowest closing sale prices for our common stock during the 10 consecutive business days ending on the business day immediately preceding the applicable Regular Purchase Date of such shares of our common stock.

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Accelerated Purchases

In addition to Regular Purchases described above, we may also direct Lincoln Park, on any business day on which we have properly submitted a Regular Purchase notice directing Lincoln Park to purchase the maximum number of shares of our common stock that we are then permitted to include in a single Regular Purchase notice (and provided all shares of common stock subject to all prior Regular Purchases, Accelerated Purchases and Additional Accelerated Purchases (as such terms are defined in the Purchase Agreement) effected prior to such Purchase Date have been properly delivered to Lincoln Park in accordance with the Purchase Agreement), to purchase an additional amount of our common stock, which we refer to as an “Accelerated Purchase”, on the business day immediately following the applicable Regular Purchase Date for such corresponding Regular Purchase, which we refer to as the “Accelerated Purchase Date,” not to exceed the lesser of:

●	30% of the aggregate number of shares of our common stock traded during the period on the applicable Accelerated Purchase Date commencing at the time specified in the Purchase Agreement and ending at the close of regular trading on the applicable Accelerated Purchase Date or, if certain trading volume or market price thresholds specified in the Purchase Agreement are crossed on the applicable Accelerated Purchase Date, the portion of the normal trading hours on the applicable Accelerated Purchase Date following such applicable commencement time and ending at such time that any one of such thresholds is crossed, which period of time on the applicable Accelerated Purchase Date we refer to as the “Accelerated Purchase Measurement Period”; and

●	300% of the number of purchase shares purchased pursuant to the corresponding Regular Purchase.

The purchase price per share for the shares subject to an Accelerated Purchase will be equal to 97% of the lower of:

●	the volume weighted average price of our common stock during the applicable Accelerated Purchase Measurement Period on the applicable Accelerated Purchase Date; and

●	the closing sale price of our common stock on the applicable Accelerated Purchase Date.

Additional Accelerated Purchases

We may also direct Lincoln Park, by written notice delivered to Lincoln Park, not later than 1:00 p.m., Eastern Time, on the same Accelerated Purchase Date on which an Accelerated Purchase Measurement Period for an Accelerated Purchase has ended prior to such time (and provided all shares of common stock subject to all prior Regular Purchases, Accelerated Purchases and Additional Accelerated Purchases, including those prior Accelerated Purchases and Additional Accelerated Purchases effected on the same Accelerated Purchase Date as the applicable Additional Accelerated Purchase have been properly delivered to Lincoln Park in accordance with the Purchase Agreement prior to such time), to purchase an additional amount of our common stock on such same Accelerated Purchase Date, which we refer to as an Additional Accelerated Purchase, of up to the lesser of:

●	300% of the number of purchase shares purchased pursuant to the Regular Purchase corresponding to the Accelerated Purchase effected on such same Accelerated Purchase Date; and

●	30% of the aggregate number of shares of our common stock traded during the period on the applicable Additional Accelerated Purchase Date commencing at the time specified in the Purchase Agreement and ending at the Additional Accelerated Purchase Termination Time for such Additional Accelerated Purchase.

The purchase price per share for the shares subject to an Additional Accelerated Purchase will be equal to 97% of the lower of:

●	the volume weighted average price of our common stock during the applicable Additional Accelerated Purchase Measurement Period for such Additional Accelerated Purchase; and

●	the closing sale price of our common stock on the applicable same Accelerated Purchase Date.

We may, in our sole discretion, submit multiple Accelerated Purchase notices to Lincoln Park prior to 1:00 p.m., Eastern Time, on a single Accelerated Purchase Date, again provided all shares of common stock subject to all prior Regular Purchases, Accelerated Purchases and Additional Accelerated Purchases, including those prior Accelerated Purchases and Additional Accelerated Purchases effected on the same Accelerated Purchase Date as the applicable Additional Accelerated Purchase have been properly delivered to Lincoln Park in accordance with the Purchase Agreement prior to such time.

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In the case of Regular Purchases, Accelerated Purchases and Additional Accelerated Purchases, the purchase price per share will be equitably adjusted for any reorganization, recapitalization, non-cash dividend, stock split, reverse stock split or other similar transaction occurring during the business days used to compute the purchase price.

Other than as described above, there are no trading volume requirements or restrictions and no upper limits on the price per share that Lincoln Park must pay for shares of our common stock under the Purchase Agreement, and we will control the timing and amount of any sales of our common stock to Lincoln Park.

In all instances, we may not sell shares of our common stock to Lincoln Park under the Purchase Agreement if it would result in Lincoln Park beneficially owning more than 4.99% of our common stock (which Lincoln Park may increase up to 9.99% upon 61 days’ prior written notice to the Company).

We currently intend to use the net proceeds from the sale of securities to Lincoln Park for working capital and for general corporate purposes. We have not reserved or allocated amounts for specific purposes and we cannot specify with certainty how or when we will use any of the net proceeds. Amounts and timing of our actual expenditures will depend on numerous factors. We will retain broad discretion in the allocation and use of the net proceeds from these sales of securities, and investors will be relying on the judgment of our management regarding the application of the proceeds.

Requirement to Seek Stockholder Approval

As a result of our listing on The Nasdaq Capital Market, issuances of our common stock are subject to the Nasdaq Marketplace Rules, including Rule 5635(d), which requires us to obtain stockholder approval prior to the issuance of securities in connection with a transaction, other than a public offering, involving the sale, issuance or potential issuance by us of shares of our common stock (or securities convertible into or exercisable for shares of our common stock) at a price less than the lower of: (i) the Nasdaq Official Closing Price (as reflected on Nasdaq.com) immediately preceding the signing of the binding agreement; or (ii) the average Nasdaq Official Closing Price of the common stock (as reflected on Nasdaq.com) for the five trading days immediately preceding the signing of the binding agreement if such issuance would result in the issuance of more than 19.99% of the shares of our common stock outstanding immediately prior to the execution of the agreements related to such issuance (the “Nasdaq 20% Rule”).

Under the Nasdaq 20% Rule, in no event may we issue or sell to Lincoln Park under the Purchase Agreement more than 19.99% of the shares of our common stock outstanding immediately prior to the execution of the Purchase Agreement (which was 2,048,936 shares, including the Commitment Shares, based on 10,249,805 shares outstanding immediately prior to the execution of the Purchase Agreement) (the “Exchange Cap”), unless (i) we obtain stockholder approval to issue shares of common stock in excess of the Exchange Cap or (ii) the average price of all shares of common stock issued to Lincoln Park under the Purchase Agreement equals or exceeds $1.4053 per share which represents the lower of (A) the official closing price of our common stock on Nasdaq on the trading day immediately preceding the date of the Purchase Agreement and (B) the average official closing price of our common stock on Nasdaq for the five consecutive trading days ending on the trading day immediately preceding the date of the Purchase Agreement, as adjusted under applicable Nasdaq rules to take into account the issuance of the Commitment Shares to Lincoln Park for non-cash consideration as payment of the commitment fee described above so that the Exchange Cap limitation would not apply to issuances and sales of our common stock under the Purchase Agreement pursuant to the rules and regulations of Nasdaq (the “Minimum Price”).

As of September 15, 2025, we had issued the 147,682 Commitment Shares under the Purchase Agreement, leaving 1,901,254 shares of our common stock available for issuance under the Purchase Agreement without (i) seeking stockholder approval or (ii) assuming the average price per share of such shares equals or exceeds the Minimum Price. In any event, the Purchase Agreement specifically provides that we may not issue or sell any shares of our common stock under the Purchase Agreement if such issuance or sale would breach any applicable Nasdaq rules, including the Nasdaq 20% Rule. Based on the closing sale price of our common stock as reported on The Nasdaq Capital Market on September 12, 2025 to fully utilize the amount available to us, we would need to issue 7,692,308 shares of common stock to Lincoln Park (which includes the Commitment Shares), which would be in excess of the Nasdaq 20% Rule. Accordingly, in order to be able to sell to Lincoln Park the full amount available under the Purchase Agreement, we are seeking stockholder approval to issue 20% or more of our outstanding shares as of the date we entered into the Purchase Agreement with Lincoln Park.

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Effect of Failure to Obtain Stockholder Approval

If the stockholders do not approve the Issuance Proposal, we will be unable to issue shares of common stock to Lincoln Park pursuant to the Purchase Agreement in excess of the Exchange Cap if sold at a price less than the Minimum Price.

Effect of Approval

Upon obtaining the stockholder approval requested in this Issuance Proposal, we would no longer be bound by the Nasdaq 20% Rule restriction on issuances of common stock to Lincoln Park. If this Issuance Proposal is approved by our stockholders, we would be able to issue more than the original Exchange Cap (or 2,048,936 shares, which includes the Commitment Shares) to Lincoln Park under the Purchase Agreement at a price less than the Minimum Price. The maximum number of shares of common stock that we may issue would fluctuate from time to time based on the price of our common stock; however, in no event would we issue more than $10 million in value of our common stock under the Purchase Agreement. In addition, the additional shares that we could issue to Lincoln Park will result in greater dilution to existing stockholders and may result in a decline in our stock price or greater price volatility. Each additional share of common stock that would be issuable to Lincoln Park would have the same rights and privileges as each share of our currently outstanding common stock.

Reasons for Transaction and Effect on Current Stockholders

Our Board has determined that the Purchase Agreement with Lincoln Park and the transactions contemplated thereby are in the best interests of the Company and its stockholders because the right to sell shares to Lincoln Park provides the Company with a potential source of capital and the ability to access that capital when and as needed.

The Purchase Agreement does not affect the rights of the holders of outstanding common stock, but the sale of shares to Lincoln Park pursuant to the terms of the Purchase Agreement will have a dilutive effect on the existing stockholders, including the voting power and economic rights of the existing stockholders.

Vote Required and Recommendation of our Board

The Board of Directors recommends that stockholders vote “For” the Issuance Proposal. Unless otherwise specified, the proxy will be voted “For” approval of Proposal No. 1.

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PROPOSAL NO. 2

approve a reverse split of the Company’s common stock at a ratio of not less than 1-to-2 and not more than 1-to-15

Summary

Our Board has unanimously approved a proposal to amend the Amended and Restated Articles of Incorporation of the Company (the “Articles of Incorporation”) to effect a reverse stock split (the “Reverse Stock Split”) of all of our outstanding shares of common stock by a ratio of not less than 1-2 and not more than 1-15, such ratio to be determined in the discretion of the Board (the “Exchange Ratio”). The proposal provides that our Board shall have sole discretion pursuant to Section 78.390 of the NRS to elect, as it determines to be in the Company’s best interests, including for the purpose of maintaining the listing of our common stock on the Nasdaq Capital Market (“Nasdaq”) and for increasing the liquidity and marketability of the Company’s common stock, whether or not to effect the Reverse Stock Split and the Exchange Ratio, as soon as practicable, and no later than the Expiration Date (as defined below). Should the Board proceed with the Reverse Stock Split, the exact ratio shall be set at a whole number within the range determined by our Board in its sole discretion. Our Board believes that the availability of alternative reverse stock split ratios will provide it with the flexibility to implement the Reverse Stock Split in a manner designed to maximize the anticipated benefits for the Company and its stockholders. In determining whether to implement the Reverse Stock Split following the receipt of stockholder approval, our Board may consider, among other things, factors such as:

●	the historical trading price and trading volume of our common stock;
●	the then prevailing trading price and trading volume of our common stock and the anticipated impact of the Reverse Stock Split on the trading market for our common stock;
●	our ability to have our shares of common stock remain listed on Nasdaq;
●	the anticipated impact of the reverse stock split on our ability to raise additional financing; and
●	prevailing market and economic conditions.

If our Board determines, in its sole discretion, that effecting the Reverse Stock Split is in the best interests of the Company for purposes of maintaining the listing of our common stock on Nasdaq or otherwise to improve liquidity and marketability of the Company’s common stock, the Reverse Stock Split will become effective upon filing of an amendment to our Articles of Incorporation with the Secretary of State of the State of Nevada subject to any changes that may be required by the Nevada Secretary of State or any applicable law. The amendment filed thereby will set forth the number of shares of common stock to be combined into one share of our common stock within the limits set forth in this proposal. Except for adjustments that may result from the treatment of fractional shares as described below, each stockholder will hold the same percentage of our outstanding common stock immediately following the Reverse Stock Split as such stockholder holds immediately prior to the Reverse Stock Split.

Our Board believes that approval of the amendment to the Articles of Incorporation to effect the Reverse Stock Split at their discretion is in the best interests of the Company and our stockholders and, as a result, the Board has unanimously recommended that the proposed amendment be presented to our stockholders for approval.

Board Discretion to Implement the Reverse Stock Split

The Reverse Stock Split will be effected, if at all, only upon a determination by our Board that the Reverse Stock Split (with an Exchange Ratio determined by our Board as described above) remains in the best interests of the Company, after receipt of stockholder approval, for purposes of maintaining the listing of our common stock on Nasdaq and improving the liquidity and marketability of the Company’s common stock. Such determination shall be based upon certain factors, including, but not limited to, the historical trading price and trading volume of our common stock, the then prevailing trading price and trading volume of our common stock and the anticipated impact of the Reverse Stock Split on the trading market for our common stock, our ability to have our shares of common stock remain listed on Nasdaq, the anticipated impact of the Reverse Stock Split on our ability to raise additional financing, and prevailing general market and economic conditions. No further action on the part of stockholders would be required to either implement or not implement the Reverse Stock Split. If our stockholders approve the proposal, and the Board determines to effect the Reverse Stock Split, we would communicate to the public, prior to the Effective Date (as defined below), additional details regarding the Reverse Stock Split, including the specific Exchange Ratio selected by the Board.

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If the Board does not implement the Reverse Stock Split prior to December 31, 2026 (the “Expiration Date”), the authority granted in this proposal to implement the Reverse Stock Split will terminate. The Board would want to implement the Reverse Stock Split to remain on Nasdaq or to regain compliance with Nasdaq or otherwise to improve the liquidity and marketability of its common stock. As such, the Board reserves its right to elect not to proceed with the Reverse Stock Split if it determines, in its sole discretion, that this proposal is no longer in the Company’s best interest.

Effective Date

If the proposed amendment to the Articles of Incorporation to give effect to the Reverse Stock Split is approved at the Special Meeting and the Board determines to effect the Reverse Stock Split, the Reverse Stock Split will become effective as of 5:30 p.m. Local Time on the effective date of the certificate of amendment to our Articles of Incorporation with the Secretary of State of the State of Nevada, which we would expect to be the date of filing (the “Effective Date”). Except as explained below with respect to fractional shares, each issued share of common stock immediately prior to the Effective Date will automatically be changed, as of the Effective Date, into a fraction of a share of common stock based on the Exchange Ratio determined by the Board, and the Company will issue an additional share to all holders of fractional shares of common stock.

Purpose of the Reverse Stock Split

The purpose for the Reverse Stock Split is based on the Board’s belief that the Reverse Stock Split may be necessary to maintain the listing of our common stock on Nasdaq or to increase the liquidity and marketability of our common stock.

Maintain our listing on Nasdaq. Our common stock is traded on Nasdaq. Among other rules, the Company must be in compliance with Nasdaq Listing Rule 5550(a)(2) (the “Minimum Bid Requirement”), where the closing bid price of the common stock must not fall below $1.00 per share for thirty (30) consecutive business days.

The Company may effect the reverse stock split prior to potential noncompliance with the Minimum Bid Requirement, but, if in the future the Company fails to comply with the Minimum Bid Requirement and is required to cure the minimum bid price deficiency, the Company may effect a reserve stock split as a way to regain compliance. In the event that our stock price satisfies the Minimum Bid Requirement of at least $1.00 for at least ten (10) consecutive business days without requiring the Reverse Stock Split, the Board may not implement the Reverse Stock Split. However, if we do not regain compliance within the allotted compliance period(s), including any extensions that may be granted by Nasdaq, Nasdaq will provide notice that our shares of common stock will be subject to delisting. We intend to monitor the closing bid price for our common stock and will consider available options to resolve any potential noncompliance with the Minimum Bid Requirement, as may be necessary, so to avoid delisting. The Board has considered the potential harm to the Company and its stockholders should Nasdaq delist our common stock from Nasdaq. Delisting our common stock could adversely affect the liquidity of our common stock because alternatives, such as the OTC QX, OTC QB and the “pink sheets,” are generally considered to be less efficient markets. An investor likely would find it less convenient to sell, or to obtain accurate quotations in seeking to buy our common stock on an over-the-counter market. Many investors likely would not buy or sell our common stock due to difficulty in accessing over-the-counter markets, policies preventing them from trading in securities not listed on a national exchange or other reasons. The Board believes that the Reverse Stock Split is a potentially effective means for us to maintain compliance with the rules of Nasdaq and to avoid, or at least mitigate, the likely adverse consequences of our common stock being delisted from Nasdaq by producing the immediate effect of increasing the bid price of our common stock.

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Improve the marketability and liquidity of the common stock. In the event that the Board elects to implement the Reverse Stock Split in order to avoid the delisting of our common stock from Nasdaq, we also believe that the increased market price of our common stock expected as a result of implementing the Reverse Stock Split will improve the marketability and liquidity of our common stock and will encourage interest and trading in our common stock. A reverse stock split could allow a broader range of institutions to invest in our common stock (namely, funds that are prohibited from buying stocks whose price is below a certain threshold), potentially increasing the liquidity of our common stock. A reverse stock split could help increase analyst and broker interest in our stock as their policies can discourage them from following or recommending companies with low stock prices. Because of the trading volatility often associated with low-priced stocks, many brokerage houses and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers. Some of those policies and practices may function to make the processing of trades in low-priced stocks economically unattractive to brokers. Additionally, because brokers’ commissions on low-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, the current average price per share of our common stock can result in individual stockholders paying transaction costs representing a higher percentage of their total share value than would be the case if the share price were substantially higher. It should be noted, however, that the liquidity of our common stock may in fact be adversely affected by the proposed Reverse Stock Split given the reduced number of shares of common stock that would be outstanding after the Reverse Stock Split.

For the above reasons, we believe that providing the Board with the ability to effect the Reverse Stock Split, in the event that it determines, in its sole discretion, that implementing the Reverse Stock Split will help us regain and/or maintain compliance with the Nasdaq listing requirements and, as a result, could also improve the marketability and liquidity of our common stock, is in the best interests of the Company and our stockholders. However, regardless as to whether or not the Board believes that implementing the Reverse Stock Split could help us regain and maintain compliance with the Nasdaq listing requirements, the Board reserves the right not to implement the Reverse Stock Split if it determines, in its sole discretion, that it otherwise would not be in our and our stockholders’ best interests.

Risks of the Proposed Reverse Stock Split

We cannot assure you that the proposed Reverse Stock Split will increase our stock price and have the desired effect of maintaining compliance with the rules of Nasdaq. The Board expects that the Reverse Stock Split of our common stock would increase the market price of our common stock so that we are able to maintain and/or regain compliance with Nasdaq’s minimum bid price listing standard, in case of noncompliance. However, the effect of the Reverse Stock Split upon the market price of our common stock cannot be predicted with any certainty, and the history of similar reverse stock splits for companies in like circumstances is varied. Under applicable Nasdaq rules, in order to regain compliance with the $1.00 minimum closing bid price requirement and maintain our listing on Nasdaq, the $1.00 closing bid price must be maintained for a minimum of ten (10) consecutive business days. In determining whether to monitor the bid price beyond ten business days, Nasdaq will consider the following four factors: (1) margin of compliance (the amount by which the price is above the $1.00 minimum standard); (2) trading volume (a lack of trading volume may indicate a lack of bona fide market interest in the security at the posted bid price); (3) the market maker montage (the number of market makers quoting at or above $1.00 and the size of their quotes); and (4) the trend of the stock price. Accordingly, we cannot assure you that we will be able to maintain our Nasdaq listing if and after the Reverse Stock Split is effected or that the market price per share after the Reverse Stock Split will exceed or remain in excess of the $1.00 minimum bid price for a sustained period of time.

It is possible that the per share price of our common stock after the Reverse Stock Split will not rise in proportion to the reduction in the number of shares of our common stock outstanding resulting from the Reverse Stock Split, and the market price per post-Reverse Stock Split share may not exceed or remain in excess of the $1.00 minimum bid price for a sustained period of time, and the Reverse Stock Split may not result in a per share price that would attract brokers and investors who do not trade in lower priced stocks. Even if we effect the Reverse Stock Split, the market price of our common stock may decrease due to factors unrelated to the stock split. In any case, the market price of our common stock may also be based on other factors which may be unrelated to the number of shares outstanding, including our future performance. If the Reverse Stock Split is consummated and the trading price of the common stock declines, the percentage decline as an absolute number and as a percentage of our overall market capitalization may be greater than would occur in the absence of the Reverse Stock Split. Even if the market price per post-Reverse Stock Split share of our common stock remains in excess of $1.00 per share, we may be delisted due to a failure to meet other continued listing requirements, including Nasdaq requirements related to the minimum stockholders’ equity, the minimum number of shares that must be in the public float, the minimum market value of the public float and the minimum number of round lot holders.

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The proposed Reverse Stock Split may decrease the liquidity of our common stock. The liquidity of our common stock may be harmed by the proposed Reverse Stock Split given the reduced number of shares of common stock that would be outstanding after the Reverse Stock Split, particularly if the stock price does not increase as a result of the Reverse Stock Split.

Potential Anti-Takeover Effects. In addition, investors might consider the increased proportion of unissued authorized shares of common stock to issued shares to have an anti-takeover effect under certain circumstances, because the proportion allows for dilutive issuances which could prevent certain stockholders from changing the composition of the Board or render tender offers for a combination with another entity more difficult to successfully complete. The Board does not intend for the Reverse Stock Split to have any anti-takeover effects.

Principal Effects of the Reverse Stock Split

Common Stock. If this proposal is approved by the stockholders at the Special Meeting and the Board determines to effect the Reverse Stock Split and thus amend the Articles of Incorporation, the Company will file a certificate of amendment to the Articles of Incorporation with the Secretary of State of the State of Nevada. Except for adjustments that may result from the treatment of fractional shares as described below, each issued share of common stock immediately prior to the Effective Date will automatically be changed, as of the Effective Date, into a fraction of a share of common stock based on the Exchange Ratio determined by the Board. In addition, proportional adjustments will be made to the maximum number of shares of common stock issuable under, and other terms of, our stock plans, as well as to the number of shares of common stock issuable under, and the exercise price of, our outstanding warrants.

Except for adjustments that may result from the treatment of fractional shares of common stock as described below, because the Reverse Stock Split would apply to all issued shares of our common stock, the proposed Reverse Stock Split would not alter the relative rights and preferences of our existing stockholders nor affect any stockholder’s proportionate equity interest in the Company. For example, a holder of two percent (2%) of the voting power of the outstanding shares of our common stock immediately prior to the effectiveness of the Reverse Stock Split will generally continue to hold two percent (2%) of the voting power of the outstanding shares of our common stock immediately after the Reverse Stock Split. Moreover, the number of stockholders of record will not be affected by the Reverse Stock Split. The amendment to the Articles of Incorporation itself would not change the number of authorized shares of our common stock. The Reverse Stock Split will have the effect of creating additional unreserved shares of our authorized common stock. Other than those shares needed to satisfy the conversion and/or exercise of the Company’s convertible preferred stock and warrants, these additional shares of common stock may be used by us for various purposes in the future without further stockholder approval, including, among other things:

●	raising capital to fund our operations and to continue as a going concern;
●	establishing strategic relationships with other companies;
●	providing equity incentives to our employees, officers or directors; and
●	expanding our business or product lines through the acquisition of other businesses or products.

While the Reverse Stock Split will make additional shares of common stock available for the Company to use in connection with the foregoing, the primary purpose of the Reverse Stock Split is to increase our stock price in order to maintain and/or regain compliance with the Nasdaq minimum bid price listing standard, which compliance will be a factor in determining the ratio of the Reverse Stock Split.

Effect on Employee Plans, Options, Restricted Stock Awards and Convertible or Exchangeable Securities. Pursuant to the terms of the Company’s 2022 Equity Incentive Plan (the “Plan”), the Board or a committee thereof, as applicable, will adjust the number of shares of common stock available for future grant under the Plan, the number of shares of common stock underlying outstanding awards, the exercise price per share of outstanding awards, and other terms of outstanding awards issued pursuant to the Plan to equitably reflect the effects of the Reverse Stock Split. Based upon the Reverse Stock Split ratio determined by the Board, proportionate adjustments are also generally required to be made to the per share exercise price and the number of shares of common stock issuable upon the exercise or conversion of outstanding options, and any convertible or exchangeable securities entitling the holders to purchase, exchange for, or convert into, shares of common stock. This would result in approximately the same aggregate price being required to be paid under such options, and convertible or exchangeable securities upon exercise, and approximately the same value of shares of common stock being delivered upon such exercise, exchange or conversion, immediately following the Reverse Stock Split as was the case immediately preceding the Reverse Stock Split. The number of shares of common stock subject to restricted share awards and restricted shares units will be similarly adjusted, subject to our treatment of fractional shares of common stock. The number of shares of common stock reserved for issuance pursuant to these securities and our Plan will be adjusted proportionately based upon the Reverse Stock Split ratio determined by the Board, subject to our treatment of fractional shares of common stock.

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Listing. Our shares of common stock currently trade on Nasdaq. If implemented, the Reverse Stock Split will not directly affect the listing of our common stock on Nasdaq, although we believe that the Reverse Stock Split could potentially increase our stock price, facilitating compliance with the Minimum Bid Requirement. Following the Reverse Stock Split, our common stock will continue to be listed on Nasdaq under the symbol “BFRG”, although our common stock would have a new committee on uniform securities identification procedures, or CUSIP number, a number used to identify our common stock.

“Public Company” Status. Our common stock is currently registered under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and we are subject to the “public company” periodic reporting and other requirements of the Exchange Act. If implemented, the proposed Reverse Stock Split will not affect our status as a public company or this registration under the Exchange Act. The Reverse Stock Split is not intended as, and will not have the effect of, a “going private transaction” covered by Rule 13e-3 under the Exchange Act.

Odd Lot Transactions. It is likely that some of our stockholders will own “odd-lots” of less than 100 shares of common stock following the Reverse Stock Split, if implemented. A purchase or sale of less than 100 shares of common stock (an “odd lot” transaction) may result in incrementally higher trading costs through certain brokers, particularly “full service” brokers, and generally may be more difficult than a “round lot” sale. Therefore, those stockholders who own less than 100 shares of common stock following the Reverse Stock Split may be required to pay somewhat higher transaction costs and may experience some difficulties or delays should they then determine to sell their shares of common stock.

Authorized but Unissued Shares; Potential Anti-Takeover Effects. We have 110,000,000 shares of capital stock authorized of which 100,000,000 are shares of common stock and 10,000,000 are shares of preferred stock. If implemented, the Reverse Stock Split will not change the number of authorized shares of common stock or preferred stock as designated. Therefore, because the number of issued and outstanding shares of common stock will decrease, the number of shares of common stock remaining available for issuance by us in the future will increase. Such additional shares will be available for issuance from time to time for corporate purposes such as issuances of common stock in connection with capital-raising transactions and acquisitions of companies or other assets, as well as for issuance upon conversion or exercise of securities such as convertible preferred stock, convertible debt, warrants or equity awards convertible into or exercisable for common stock. We believe that the availability of the additional shares of common stock will provide us with the flexibility to meet business needs as they arise, to take advantage of favorable opportunities and to respond effectively in a changing corporate environment. For example, we may elect to issue shares of common stock to raise equity capital, to make acquisitions through the use of stock, to establish strategic relationships with other companies, to adopt additional employee benefit plans or reserve additional shares of common stock for issuance under such plans, where the Board determines it advisable to do so, without the necessity of soliciting further stockholder approval, subject to applicable stockholder vote requirements under Nevada law and Nasdaq rules. If we issue additional shares of common stock for any of these purposes or other purposes, the aggregate ownership interest of our current stockholders, and the interest of each such existing stockholder, will be diluted, possibly substantially.

The additional shares of our common stock that would become available for issuance upon an effective Reverse Stock Split could also be used by us to oppose a hostile takeover attempt or delay or prevent a change of control or changes in or removal of our management, including any transaction that may be favored by a majority of our stockholders or in which our stockholders might otherwise receive a premium for their shares of common stock over then-current market prices or benefit in some other manner. Although the increased proportion of authorized but unissued shares of common stock to issued shares of common stock could, under certain circumstances, have an anti-takeover effect, the Reverse Stock Split is not being proposed in order to respond to a hostile takeover attempt or to an attempt to obtain control of the Company.

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Fractional Shares

We will not issue fractional certificates for post-Reverse Stock Split shares of common stock in connection with the Reverse Stock Split. To the extent any holders of pre-Reverse Stock Split shares of common stock are entitled to fractional shares of common stock as a result of the Reverse Stock Split, the Company will issue an additional share to all holders of fractional shares of common stock.

No Dissenters’ Rights

Under Nevada law, our stockholders would not be entitled to dissenters’ rights or rights of appraisal in connection with the implementation of the Reverse Stock Split, and we will not independently provide our stockholders with any such rights.

Certain United States Federal Income Tax Consequences

The following is a summary of certain United States federal income tax consequences of the Reverse Stock Split. It does not address any state, local or foreign income or other tax consequences, which, depending upon the jurisdiction and the status of the stockholder/taxpayer, may vary from the United States federal income tax consequences. It applies to you only if you held pre-Reverse Stock Split shares of common stock as capital assets for United States federal income tax purposes. This discussion does not apply to you if you are a member of a class of our stockholders subject to special rules, such as (a) a dealer in securities or currencies, (b) a trader in securities that elects to use a mark-to-market method of accounting for your securities holdings, (c) a bank, (d) a life insurance company, (e) a tax-exempt organization, (f) a person that owns shares of common stock that are a hedge, or that are hedged, against interest rate risks, (g) a person who owns shares of common stock as part of a straddle or conversion transaction for tax purposes or (h) a person whose functional currency for tax purposes is not the U.S. dollar. The discussion is based on the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), its legislative history, existing, temporary and proposed regulations under the Internal Revenue Code, published rulings and court decisions, all as of the date hereof. These laws, regulations and other guidance are subject to change, possibly on a retroactive basis. We have not sought and will not seek an opinion of counsel or a ruling from the Internal Revenue Service regarding the United States federal income tax consequences of the Reverse Stock Split.

PLEASE CONSULT YOUR OWN TAX ADVISOR CONCERNING THE CONSEQUENCES OF THE REVERSE STOCK SPLIT IN YOUR PARTICULAR CIRCUMSTANCES UNDER THE INTERNAL REVENUE CODE AND THE LAWS OF ANY OTHER TAXING JURISDICTION.

Tax Consequences to United States Holders of common stock. A United States holder, as used herein, is a stockholder who or that is, for United States federal income tax purposes: (a) a citizen or individual resident of the United States, (b) a domestic corporation, (c) an estate whose income is subject to United States federal income tax regardless of its source, or (d) a trust, if a United States court can exercise primary supervision over the trust’s administration and one or more United States persons are authorized to control all substantial decisions of the trust. This discussion applies only to United States holders.

Except for adjustments that may result from the treatment of fractional shares of common stock as described above, no gain or loss should be recognized by a stockholder upon such stockholders exchange of pre-Reverse Stock Split shares of common stock for post-Reverse Stock Split shares of common stock pursuant to the Reverse Stock Split, and the aggregate adjusted basis of the post-Reverse Stock Split shares of common stock received will be the same as the aggregate adjusted basis of the common stock exchanged for such new shares. The stockholder’s holding period for the post-Reverse Stock Split shares of common stock will include the period during which the stockholder held the pre-Reverse Stock Split shares of common stock surrendered.

Accounting Consequences

Following the Effective Date of the Reverse Stock Split, if any, the net income or loss and net book value per share of common stock will be increased because there will be fewer shares of common stock outstanding. We do not anticipate that any other accounting consequences would arise as a result of the Reverse Stock Split.

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Exchange of Stock Certificates

As of the Effective Date, each certificate representing shares of our common stock outstanding before the Reverse Stock Split will be deemed, for all corporate purposes, to evidence ownership of the reduced number of shares of our common stock resulting from the Reverse Stock Split. All shares underlying options, warrants and other securities exchangeable or exercisable for or convertible into common stock also automatically will be adjusted on the Effective Date.

Our transfer agent, VStock, will act as the exchange agent for purposes of exchanging stock certificates subsequent to the Reverse Stock Split. Shortly after the Effective Date, stockholders of record will receive written instructions requesting them to complete and return a letter of transmittal and surrender their old stock certificates for new stock certificates reflecting the adjusted number of shares as a result of the Reverse Stock Split. Certificates representing shares of common stock issued in connection with the Reverse Stock Split will continue to bear the same restrictive legends, if any, that were borne by the surrendered certificates representing the shares of common stock outstanding prior to the Reverse Stock Split. No new certificates will be issued until such stockholder has surrendered any outstanding certificates, together with the properly completed and executed letter of transmittal, to the exchange agent. Until surrendered, each certificate representing shares of common stock outstanding before the Reverse Stock Split would continue to be valid and would represent the adjusted number of shares of common stock, based on the ratio of the Reverse Stock Split.

Any stockholder whose stock certificates are lost, destroyed or stolen will be entitled to a new certificate or certificates representing post-Reverse Stock Split shares of common stock upon compliance with the requirements that we and our transfer agent customarily apply in connection with lost, destroyed or stolen certificates. Instructions as to lost, destroyed or stolen certificates will be included in the letter of instructions from the exchange agent.

Upon the Reverse Stock Split, if implemented, we intend to treat stockholders holding our common stock in “street name”, through a bank, broker or other nominee, in the same manner as registered stockholders whose shares of common stock are registered in their names. Banks, brokers and other nominees will be instructed to effect the Reverse Stock Split for their beneficial holders holding our common stock in “street name”. However, such banks, brokers and other nominees may have different procedures than registered stockholders for processing the Reverse Stock Split. If you hold your shares in “street name” with a bank, broker or other nominee, and if you have any questions in this regard, we encourage you to contact your bank, broker or nominee.

FOLLOWING THE DATE OF THE MEETING, STOCKHOLDERS SHOULD CONTINUE TO HOLD THEIR EXISTING SHARE CERTIFICATES REGARDLESS OF WHETHER THE STOCKHOLDERS APPROVE PROPOSAL 2 TO EFFECT A REVERSE STOCK SPLIT OF THE COMPANY’S COMMON STOCK.

YOU SHOULD NOT DESTROY YOUR STOCK CERTIFICATES AND YOU SHOULD NOT SEND THEM NOW. YOU SHOULD SEND YOUR STOCK CERTIFICATES ONLY AFTER YOU HAVE RECEIVED INSTRUCTIONS FROM THE TRANSFER AGENT AND IN ACCORDANCE WITH THOSE INSTRUCTIONS ONLY AND YOU SHOULD NOT TAKE ANY OTHER ACTION WITH RESPECT TO YOUR SHARES OF COMMON STOCK SOLELY AS A RESULT OF THIS PROPOSAL 2.

If any certificates for shares of common stock are to be issued in a name other than that in which the certificates for shares of common stock surrendered are registered, the stockholder requesting the reissuance will be required to pay to us any transfer taxes or establish to our satisfaction that such taxes have been paid or are not payable and, in addition, (a) the transfer must comply with all applicable federal and state securities laws, and (b) the surrendered certificate must be properly endorsed and otherwise be in proper form for transfer.

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Book-Entry

The Company’s registered stockholders may hold some or all of their shares electronically in book-entry form with our transfer agent. These stockholders do not have stock certificates evidencing their ownership of common stock. They are, however, provided with a statement reflecting the number of shares of common stock registered in their accounts.

●	If you hold registered shares of common stock in book-entry form, you do not need to take any action to receive your post-Reverse Stock Split shares of common stock in registered book-entry form.

●	If you are entitled to post-Reverse Stock Split shares of common stock, a transaction statement will automatically be sent to your address of record by our transfer agent as soon as practicable after the Effective Date indicating the number of shares of common stock that you hold.

Effect of the Reverse Stock Split on Our Outstanding Shares

Shares outstanding at August 29, 2025	Reverse Stock Split Ratio	Shares outstanding after Reverse Stock Split	Reduction in Shares Outstanding
10,249,805	1:2	5,124,902	5,124,903
10,249,805	1:5	2,049,961	8,199,844
10,249,805	1:10	1,024,980	9,224,825
10,249,805	1:15	683,320	9,566,485

Interests of Directors and Executive Officers

Our directors and executive officers have no substantial interests, directly or indirectly, in the matters set forth in this proposal except to the extent of their ownership of shares of our common stock and equity awards, including those granted to them under the Plan.

Vote Required and Recommendation

If a quorum is present, the number of affirmative votes cast in favor of this Reverse Stock Split proposal must exceed the number of votes cast against the approval of this proposal.

The Board of Directors recommends that stockholders vote “For” the Reverse Stock Split. Unless otherwise specified, the proxy will be voted “For” approval of Proposal No. 2.

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PROPOSAL NO. 3

AMENDMENT TO THE 2022 EQUITY INCENTIVE PLAN

The purpose of the Bullfrog AI Holdings, Inc. 2022 Equity Incentive Plan, as amended (the “Plan”), is to assist us in attracting, motivating, retaining and rewarding high-quality executives and other employees, officers, directors, consultants and other persons who provide services to us and our subsidiaries and affiliates. We are proposing to amend the Plan as described in this proposal. The Plan is intended to enable those persons to acquire or increase an ownership interest in us in order to strengthen the mutuality of interests between them and our stockholders, and to provide those such persons with performance incentives to expend their maximum efforts in the creation of stockholder value.

Change Proposed to be made to the Plan and Reasons for the Change

The change to the Plan proposed for stockholder approval is an increase in the number of shares available for existing and future awards under the Plan by 750,000 to a total of 809,348 shares of common stock. All of the share numbers in this proposal are prior to the Reverse Stock Split proposed in Proposal No. 2.

As of August 27, 2025, without the increase approved by the Board on that date, 1,366,970 shares of common stock were authorized for issuance under the Plan (which amount includes 900,000 shares that were originally authorized for issuance under the Plan and 466,970 shares that became authorized for issuance under the Plan pursuant to the Plan’s evergreen provision), of which 59,348 shares remain available for future issuance. With the 750,000 shares we are requesting to add to the Plan, the total number of shares subject to existing awards or available for future awards of 809,348 shares is approximately 7.90% of the 10,249,805 outstanding shares as of the Record Date.

In order to continue to provide the appropriate equity incentives to plan participants in the future, on August 27, 2025, the Board approved, subject to stockholder approval at this Special Meeting, an amendment to the Plan to increase the number of shares of common stock reserved for issuance under the Plan by 750,000 shares from 1,366,970 shares to 2,116,970 shares.

In requesting this share increase under the Plan, the Company is specifically retaining Section 4.6 of the Plan which provides for an “evergreen” increase in the number of shares under the Plan by 15% of the outstanding equity on January 1 of each year, but is not extending the term of the Plan beyond the original ten years. In the future, if the Company desires to retain the “evergreen” provision past the ten-year term, it will seek stockholder approval for any such retention.

The Company desires to have sufficient shares available for incentive and compensation awards to be made under the Plan as it continues to pursue its development activities for advanced artificial intelligence and machine learning (“AI/ML”) driven analysis of complex data sets in medicine and healthcare. The Company’s objective is to utilize its AI/ML platform to provide a precision medicine approach to drug asset enablement through external partnerships and selective internal development. In addition, like many startup companies in the healthcare sector, the Company has the need to provide equity incentive compensation awards to new hires and existing employees in order to recruit, hire, promote and/or maintain employees in a tight labor market. We believe it is important for us to have sufficient availability to provide retentive equity awards to existing employees, particularly while we are trying to conserve cash, and believe it is prudent to maintain sufficient authorized shares to allow us to make new hire, promotion and annual equity awards to employees, advisors and consultants in the future. In addition, the Company provides equity awards to non-employee directors as compensation for serving as directors, and anticipates that it may recruit new directors in the future as it strives to add skills and qualifications to its Board. Finally, the Board recently approved refresh stock and restricted stock grants to its employees, executives, consultants and non-employee directors to provide needed retentive equity compensation because of the underwater nature of existing stock options. For these reasons, the Company is seeking approval to add an additional 750,000 shares to the Plan.

A copy of the Amendment to the Plan is attached as Appendix B to this proxy statement. The following is a summary of the provisions of the Plan. You are encouraged to review the Plan for a full understanding of the Plan.

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Description of the Plan

Shares Available for Awards; Annual Per-Person Limitations

Under the Plan, without the increase approved by the Board on August 27, 2025, 59,348 shares of common stock are reserved for issuance (which amount includes 900,000 shares that were originally authorized for issuance under the Plan and 466,970 shares that became authorized for issuance under the Plan pursuant to the Plan’s evergreen provision), of which 59,348 remain available for new issuances as of the date of this proxy statement. If the amendment to the Plan is approved at this Special Meeting, the total number of shares of common stock reserved under the Plan would be increased by 750,000 shares to an aggregate of 809,348 shares. We believe such increase will allow us to make needed equity awards for several years. Any shares that are subject to awards of stock options, stock appreciation rights, restricted stock, restricted stock units, performance shares or other awards count against this limit as one share for every option, right or unit granted.

If any shares subject to an award are forfeited, expire or otherwise terminate without issuance of shares, then the shares subject to such forfeiture, expiration or termination will again become available for awards under the Plan. Shares tendered in payment of any exercise price or withheld to satisfy any tax withholding obligation will also be available for re-grant. Awards issued in substitution for awards previously granted by a company acquired by us or with which we combine, do not reduce the limit on grants of awards under the Plan, subject to the limit on the number of incentive stock options that we may issue under the Plan.

While equity incentive awards are an important part of our compensation program, the Board and the Compensation Committee of the Board are mindful of their responsibility to our stockholders to exercise judgment in granting equity-based awards. We review a number of metrics to assess the cumulative impact of our equity compensation programs, including burn rate and overhang. Burn rate measures our usage of shares from our equity incentive plans as a percentage of our outstanding common stock. Overhang measures the potential dilution to which our existing stockholders are exposed due to outstanding equity awards.

The annual share usage for the last three fiscal years was as follows:

	FY 2023	FY 2024	FY 2025 (YTD)
Burn Rate (1)	7.58%	4.75%	7.34%
Overhang (2)	8.79%	8.92%	10.66%

(1)	Burn rate represents, for each fiscal year (i) the sum of stock options granted plus restricted stock and RSUs awards granted as multiplied by a multiplier based on stock price volatility divided by (ii) the basic weighted average common shares outstanding.
(2)	Overhang represents (i) total plan shares divided by (ii) the sum of total plan shares and common shares outstanding, where total plan shares equals the sum of the number of shares available for future grants under all existing plans, and the number of stock options and RSUs outstanding.

Administration

The Compensation Committee administers the Plan. The Compensation Committee, acting as the administrator of the Plan has, among other things, the discretionary authority to interpret the Plan, determine eligibility for and grant awards, determine the number of shares subject to any award made under the Plan, determine, modify or waive the terms and conditions of any award, prescribe forms, rules and procedures, and do all things necessary to carry out the purposes of the Plan, all subject to the provisions of and limitations in the Plan. All determinations of the Compensation Committee made under the Plan will be conclusive and will bind all parties. The Compensation Committee may, in its discretion, delegate to one or more individuals the day-to-day administration of the Plan and any of the functions assigned to the Compensation Committee in the Plan.

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Eligibility

The persons eligible to receive awards under the Plan are our non-employee directors, officers, other employees, consultants and other persons who provide services to us or an affiliate. As of the Record Date, approximately 24 non-employee directors, employees and consultants were eligible to participate in the Plan.

The following table sets forth summary information as to outstanding awards granted under the Plan to the Named Executive Officers, non-employee directors and non-executive employees and consultants during 2025:

Name/Group	Number of Shares
Vin Singh, Chief Executive Officer	227,273

Josh Blacher, Chief Financial Officer	10,050

Non-Employee Directors as a group	17,130

Non-Executive Employees and Consultants as a group	296,411

Stock Options and Stock Appreciation Rights

The Compensation Committee is authorized to grant stock options, including both incentive stock options, which we refer to as “ISOs,” which can result in potentially favorable tax treatment to the recipient, and non-qualified stock options, and stock appreciation rights entitling the recipient to receive the amount by which the fair market value of a share of the common stock on the date of exercise exceeds the grant price of the stock appreciation right. The exercise price per share subject to an option and the grant price of a stock appreciation right cannot be less than the fair market value on the date of grant. For purposes of the Plan, the term “fair market value” means the closing sales price per share of the common stock as reported on the principal stock exchange or market on which the common stock is traded on the date as of which such value is being determined or, if there is no sale on that date, then on the last previous day on which a sale was reported. If the common stock is not listed on any such exchange or market, the Compensation Committee will determine the fair market value. The maximum term of each option or stock appreciation right, the times at which each option or stock appreciation right will be exercisable, and provisions requiring forfeiture of unexercised options or stock appreciation rights at or following termination of employment generally are fixed by the Compensation Committee, except that no option or stock appreciation right may have a term exceeding ten years. Methods of exercise and settlement and other terms of the stock appreciation right are determined by the Compensation Committee. As determined by the Compensation Committee and included in an award agreement, options may be exercised by payment of the exercise price in cash, shares of common stock underlying the award or owned shares having a fair market value equal to the exercise price, as the Compensation Committee may determine from time to time.

There are currently no stock appreciation rights issued and outstanding. As of the date of this proxy statement, shares to purchase an aggregate of 821,412 awards are subject to outstanding stock options, with a weighted average exercise price of $3.63/share and a weighted average remaining term of the total number of outstanding stock options of 8.6 years.

Restricted Stock and Restricted Stock Units

The Compensation Committee is authorized to grant restricted stock and restricted stock units. Restricted stock is a grant of shares of common stock which may not be sold or disposed of prior to vesting, and which will be subject to any risks of forfeiture and other restrictions as the Compensation Committee may impose. An eligible person granted restricted stock generally has all of the rights of a Company stockholder, unless otherwise determined by the Compensation Committee. An award of restricted stock units confers upon the recipient the right to receive shares of common stock at the end of a specified restriction period and/or performance period, subject to any risks of forfeiture and other restrictions as the Compensation Committee may impose. Prior to settlement, an award of restricted stock units carries no voting or dividend rights, or other rights associated with share ownership, although dividend equivalents may be granted, as discussed below.

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Dividend Equivalents

The Compensation Committee is authorized to grant dividend equivalents conferring on recipients the right to receive, on a deferred basis, an amount equal in value to dividends paid on a specific number of shares of common stock. The Compensation Committee has not granted dividend equivalents with respect to any outstanding awards and has no current intention to start granting dividend equivalents in the future.

Other Stock-Based Awards

The Compensation Committee is authorized to grant awards that are denominated or payable in, valued by reference to, or otherwise based on or related to shares of common stock. The Compensation Committee determines the terms and conditions of those awards.

Performance Awards

The Compensation Committee is authorized to grant performance awards to eligible persons on terms and conditions established by the Compensation Committee. The performance goals to be achieved during any performance period, and the length of the performance period, are determined by the Compensation Committee upon the grant of the performance award; provided that the minimum performance period is one year. Performance awards may be settled by delivery of cash, shares, or any combination, as determined by the Compensation Committee.

For performance awards, the Compensation Committee shall determine the financial or operational performance, stock-performance related or individually-based goals.

Impact of Certain Termination Events on Awards

Specific events that lead to termination of a participant’s employment with the Company or a subsidiary have been added to the Plan and have the following consequences for outstanding awards:

Termination Event	Stock Options	Service-based Awards	Performance-based Awards
Voluntary termination	All vested options remain exercisable for three months or, if shorter, the term of the option; unvested options are forfeited	Outstanding awards are forfeited	Outstanding awards are forfeited

Death	Outstanding exercisable options are exercisable for twelve months after death	Outstanding awards are forfeited	Outstanding awards are forfeited

Disability	Outstanding exercisable options are exercisable for 12 months after termination of employment or, if shorter, the term of the option	Outstanding awards are forfeited	Outstanding awards are forfeited

For Cause	Outstanding awards are forfeited	Outstanding awards are forfeited	Outstanding awards are forfeited

The Compensation Committee has the right to accelerate the exercisability and vesting of any Award under the Plan.

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No Repricing

The Plan explicitly prohibits any repricing of outstanding options without stockholder approval.

Clawbacks

The Company has the right to recoup or “claw back” any payment made with respect to an award under the Plan to the extent necessary to comply with applicable federal securities laws.

Other Terms of Awards

Awards may be settled in the form of cash or shares, other awards or a combination in the discretion of the Compensation Committee. Net settlement for the payment of tax obligations or the exercise price, if applicable, is authorized to the extent allowable by law. Awards granted under the Plan generally may not be pledged or otherwise encumbered and are not transferable except by will or by the laws of descent and distribution, or to a designated beneficiary upon the participant’s death, except that the Compensation Committee may, in its discretion, permit transfers for estate planning or other purposes subject to any applicable restrictions under Rule 16b-3.

Impact of a Change in Control

In the case of a Change in Control, unless otherwise provided in an Award Agreement, notwithstanding any provision of the Plan to the contrary:

●	All outstanding Options and Stock Appreciation Rights shall become immediately exercisable with respect to 100% of the shares subject to such Options or Stock Appreciation Rights, and/or the Restricted Period shall expire immediately with respect to 100% of the outstanding shares of Restricted Stock or Restricted Stock Units.

●	With respect to Performance Share Awards and Cash Awards, all Performance Goals or other vesting criteria will be deemed achieved at 100% of target levels and all other terms and conditions will be deemed met.

In addition, in the event of a Change in Control, the Committee may, in its discretion and upon at least 10 days advance notice to the affected persons, cancel any outstanding Awards and pay to the holders thereof, in cash or stock, or any combination thereof, the value of such Awards based upon the price per share of common stock received or to be received by other stockholders of the Company in the event. In the case of any Option or Stock Appreciation Right with an exercise price (or SAR Exercise Price in the case of a Stock Appreciation Right) that equals or exceeds the price paid for a share of common stock in connection with the Change in Control, the Committee may cancel the Option or Stock Appreciation Right without payment of consideration therefor.

The obligations of the Company under the Plan shall be binding upon any successor corporation or organization resulting from the merger, consolidation, or other reorganization of the Company or upon any successor corporation or organization succeeding to all or substantially all of the assets and business of the Company and its affiliates taken as a whole.

Amendment and Termination

The Board may amend, alter, suspend, discontinue or terminate the Plan, or the Compensation Committee’s authority to grant awards under the Plan, or any award agreement, without the consent of stockholders or participants, except that any such amendment shall be subject to approval of the stockholders of the Company in the manner and to the extent required by applicable law (including applicable stock exchange requirements).

Notwithstanding the foregoing, neither the Board nor the Compensation Committee can materially and adversely affect the rights of a participant without the consent of the affected participant. No amendment, suspension or termination of the Plan shall impair the rights of any participant under an outstanding award, unless agreed to in writing signed by the participant and the Company. The Compensation Committee may waive any conditions or rights under, or amend, alter, suspend, discontinue or terminate any award except as otherwise provided in the Plan.

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Material U.S. Federal Income Tax Consequences of Awards

The following is a summary of material U.S. federal income tax considerations relating to the Plan. The summary is based on U.S. federal income tax laws and regulations presently in effect, which are subject to change, possibly retroactively. Tax laws are complex and may vary depending on individual circumstances and from locality to locality. This discussion does not purport to be a complete description of the U.S. federal income tax aspects of the Plan and does not address state, local or foreign tax consequences. All participants in the Plan are urged to consult their own tax advisors regarding the U.S. federal, state, local, and foreign income and other tax consequences of participating in the Plan based on the participant’s personal circumstances.

Nonqualified Stock Options. Under the Code, the grant of a nonqualified stock option is generally not taxable to the optionee. On exercise of a nonqualified stock option granted under the Plan, an optionee will recognize ordinary income equal to the excess, if any, of the fair market value of the shares acquired over the exercise price. The optionee’s tax basis in those shares will be equal to their fair market value on the date of exercise of the option, and the optionee’s holding period for those shares will begin on that date. Upon an optionee’s sale of shares acquired pursuant to the exercise of a nonqualified stock option, any difference between the sale price and the fair market value of the shares on the date when the stock option was exercised will be treated as long-term or short-term capital gain or loss.

If an optionee pays for shares of stock on exercise of an option by delivering shares of common stock, the optionee will not recognize gain or loss on the shares delivered, even if the fair market value of such shares differs from the optionee’s tax basis in such shares. The optionee, however, will be taxed on the exercise of the option in the manner described above as if he or she had paid the exercise price in cash. The tax basis of the shares received upon exercise will be the tax basis of the shares delivered as payment, share for share, to the extent the number of shares received equals the number of shares delivered as payment. In addition, the holding period of the shares received will include the holding period of the shares delivered as payment. The optionee’s tax basis and holding period for any shares received in excess of the number of shares delivered by the optionee will be the same as if the optionee had exercised the option solely in exchange for cash.

Upon an optionee’s exercise of a nonqualified stock option, the Company or the applicable subsidiary will generally be entitled to a deduction for U.S. federal income tax purposes at such time and in the same amount recognized as ordinary income to the optionee, subject to the possible limitations on deductibility under Section 280G of the Code for compensation paid to executives designated in those Sections, and provided that the Company effects withholding with respect to the deemed compensation.

Incentive Stock Options. The Plan provides for the grant of stock options that qualify as incentive stock options (“ISOs”) as defined in section 422 of the Code. Under the Code, an optionee generally is not subject to tax upon the grant or exercise of an ISO. In addition, if the optionee holds a share of stock received on exercise of an ISO for at least two years from the date the option was granted and at least one year from the date the option was exercised (the “Required Holding Period”), the difference, if any, between the amount realized on a sale or other taxable disposition of that share and the holder’s tax basis in that share will be long-term capital gain or loss.

If, however, an optionee disposes of a share of stock acquired on exercise of an ISO before the end of the Required Holding Period (a “Disqualifying Disposition”), the optionee generally will recognize ordinary income in the year of the Disqualifying Disposition equal to the excess, if any, of the fair market value of the share on the date the ISO was exercised (or, if less, the amount realized on such Disqualifying Disposition) over the exercise price. If the amount realized on a Disqualifying Disposition exceeds the fair market value of the share on the date of exercise of the option, the excess gain recognized will be a short-term or long-term capital gain, depending upon the length of time the shares have been held after the date of exercise.

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If an optionee exercises an ISO by delivering shares of stock acquired by an earlier exercise of an ISO, and the previously acquired shares have not been held for the Required Holding Period, the optionee will recognize ordinary income on the Disqualifying Disposition.

For purposes of the alternative minimum tax, the amount by which the fair market value of a share of stock acquired on exercise of an ISO exceeds the exercise price of that option generally will be an adjustment included in the optionee’s alternative minimum taxable income for the year in which the option is exercised. If, however, there is a Disqualifying Disposition of the share in the year in which the option is exercised, there will be no adjustment with respect to that share. If there is a Disqualifying Disposition in a later year, no income with respect to the Disqualifying Disposition is included in the optionee’s alternative minimum taxable income for that year.

The Company is not entitled to take a deduction for U.S. federal income tax purposes with respect to the grant or exercise of an incentive stock option or the disposition of a share acquired on exercise of an incentive stock option after the Required Holding Period. However, if there is a Disqualifying Disposition of a share, the Company is entitled to a deduction in an amount equal to the ordinary income includable in income by the optionee, subject to the possible limitations on deductibility under Section 280G of the Code for compensation paid to executives designated in that Section, and provided that the Company effects withholding with respect to the deemed compensation.

Stock Appreciation Rights. The Company may grant stock appreciation rights (“SARs”) separate from any other award or in tandem with options under the Plan. Generally, the recipient of a SAR will not recognize any taxable income at the time the SAR is granted. When the SAR is exercised, the recipient receives the appreciation inherent in the SARs in cash and such cash will be taxable as ordinary compensation income to the recipient at the time that the cash is received. If the recipient receives the appreciation inherent in the SARs in shares of stock, the recipient will recognize ordinary compensation income equal to the excess of the fair market value of the stock on the day it is received over any amounts paid by the recipient for the stock. The Company will be entitled to a deduction for U.S. federal income tax purposes in an amount equal to the amount recognized by the recipient as ordinary income, subject to the possible limitations on deductibility under Section 280G of the Code for compensation paid to executives designated in those Sections, and provided that the Company effects withholding with respect to the deemed compensation.

SARs may be issued in tandem with a stock option. Under this type of arrangement, the exercise of a SAR will result in the cancellation of an option, and the exercise of an option will result in a cancellation of a SAR. If the recipient of a tandem SAR elects to surrender the underlying option in exchange for cash or shares of stock equal to the appreciation inherent in the underlying option, the tax consequences to the recipient will be the same as discussed above relating to the SARs. If the recipient elects to exercise the underlying option, the holder will be taxed at the time of exercise as if he or she had exercised a nonqualified stock option, as previously discussed above. As a result, the recipient will recognize ordinary income for federal tax purposes measured by the excess of the then fair market value of the shares of stock over the exercise price.

Restricted Stock. Generally, the recipient of a stock award will recognize ordinary compensation income at the time the stock is received equal to the excess, if any, of the fair market value of the stock received over any amount paid by the recipient in exchange for the stock. If, however, the stock is not vested when it is received under the Plan (for example, if the employee is required to work for a period of time in order to have the right to sell the stock), the recipient generally will not recognize income until the stock becomes vested, at which time the recipient will recognize ordinary compensation income equal to the excess, if any, of the fair market value of the stock on the date it becomes vested over any amount paid by the recipient in exchange for the stock. A recipient may, however, file a “section 83(b) election” with the Internal Revenue Service, within 30 days of his or her receipt of the stock award, to recognize ordinary compensation income at the time the shares are awarded in an amount equal to their fair market value at that time, notwithstanding that such shares are not vested and may be subsequently forfeited. If a recipient makes such an election, the recipient will not recognize any additional taxable income at the time the shares become vested, but if the shares are later forfeited, the recipient will not be allowed a tax deduction for the forfeited shares.

The recipient’s basis for the determination of gain or loss upon the subsequent disposition of shares acquired as stock awards will be the amount paid for such shares plus any ordinary income recognized either when the stock is received or when the stock becomes vested. Upon the disposition of any stock received as a stock award under the Plan, the difference between the sales price and the recipient’s basis in the shares will be treated as a capital gain or loss and generally will be characterized as long-term capital gain or loss if the shares have been held for more than one year from the date as of which he or she would be required to recognize any compensation income.

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The Company will be entitled to a deduction for U.S. federal income tax purposes equal to the amount of ordinary income taxable to the recipient, subject to the possible limitations on deductibility under Section 280G of the Code for compensation paid to executives designated in that Section, and provided that the Company effects withholding with respect to the deemed compensation.

Restricted Stock Units. A participant normally will not realize taxable income upon the award of RSUs. A participant will be subject to tax on the earlier of the year in which the participant receives the underlying shares of common stock or the year in which the award is no longer subject to a substantial risk of forfeiture. In that year, the participant will recognize income equal to the fair market value of the shares of the Company’s common stock received, or no longer subject to a substantial risk of forfeiture, and the Company will be entitled to a deduction in the same amount, provided that such amount constitutes an ordinary and necessary business expense for the Company and is reasonable in amount, and either the employee includes that amount in income or the Company timely satisfies its reporting requirements with respect to that amount.

Performance-based Awards. A participant who has been granted a performance-based award generally will not recognize taxable income at the time of grant, and the Company will not be entitled to a deduction for U.S. federal income tax purposes at that time. When an award is paid, whether in cash or shares of common stock, the participant generally will recognize ordinary income, and the Company will be entitled to a corresponding deduction, provided that such amount constitutes an ordinary and necessary business expense for the Company and is reasonable in amount, and either the employee includes that amount in income or the Company timely satisfies its reporting requirements with respect to that amount. The participant’s tax basis in any shares acquired pursuant to a performance-based award is the amount recognized by him or her as income attributable to such shares. Upon subsequent disposition of the shares, the participant will generally realize a capital gain or loss, as applicable.

Other Stock Awards. The U.S. federal income tax consequences of any other stock awards will depend upon the specific facts and circumstances of each award, including, in particular, the nature of any restrictions imposed with respect to the awards.

Dividend Equivalents. Generally, the recipient of a dividend equivalent award will recognize ordinary compensation income at the time the dividend equivalent award is received equal to the fair market value of the amount received. The company generally will be entitled to a deduction for U.S. federal income tax purposes equal to the amount of ordinary income that the employee is required to recognize as a result of the dividend equivalent award, subject to the possible limitations on deductibility under Section 280G of the Code for compensation paid to executives designated in those Sections, and provided that the Company effects withholding with respect to the deemed compensation.

Tax Withholding. Ordinary income recognized in connection with the receipt or exercise of an award under the Equity Plan is subject to income and employment tax wage withholding, unless the participant is not an employee of the Company, or any subsidiary or affiliate. The Company, or any subsidiary or affiliate, may deduct from all payments made under the Equity Plan, an amount (which may include shares of common stock) to satisfy any federal, state, local or foreign withholding obligations with respect to any award.

Section 409A. Section 409A of the Code governs the taxation of deferred compensation. Awards received under the Plan are intended to be exempt from the requirements of Section 409A where possible. However, there can be no assurance that awards designed to be exempt from Section 409A will in fact be exempt. An award that is subject to Section 409A and fails to satisfy its requirements will subject the holder of the award to immediate taxation, an interest penalty and an additional 20% tax on the amount underlying the award.

Section 280G. Under certain circumstances, the accelerated vesting or exercise of options or the accelerated lapse of restrictions on stock awards in connection with a change in control could be deemed an “excess parachute payment” for purposes of the parachute tax provisions of Section 280G of the Code. In that event, the grantee could be subject to a 20% excise tax and the Company or applicable subsidiary could be denied a tax deduction with respect to a portion of the grants.

Vote required and recommendation

Proposal No. 3 requires the affirmative vote of a majority of the shares present at the Special Meeting or by proxy and entitled to vote.

The Board of Directors recommends that stockholders vote “For” the proposal to amend the Plan. Unless otherwise specified, the proxy will be voted “For” approval of Proposal No. 3.

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PROPOSAL No. 4

APPROVAL OF THE ADJOURNMENT OF THE SPECIAL MEETING

TO THE EXTENT THERE ARE INSUFFICIENT PROXIES AT

THE SPECIAL MEETING TO APPROVE THE ISSUANCE PROPOSAL

Adjournment of the Special Meeting

In the event that the number of shares of common stock present or represented by proxy at the Special Meeting and voting “FOR” the adoption of any of the other proposals are insufficient to approve such proposal, we may move to adjourn the Special Meeting in order to enable us to solicit additional proxies in favor of the adoption of any such proposal. In that event, we may ask stockholders to vote only upon the Adjournment Proposal. If the adjournment is for more than thirty (30) days, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

Vote required and recommendation

Proposal No.4 requires the affirmative vote of a majority of the shares present at the Special Meeting or by proxy and entitled to vote.

The Board of Directors recommends that stockholders vote “For” the proposal to adjourn the Special Meeting. Unless otherwise specified, the proxy will be voted “For” approval of Proposal No. 4.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information as of the August 29, 2025, the Record Date for the Special Meeting, with respect to the beneficial ownership of our common stock, the sole outstanding class of our voting securities, by:

●	each of our named executive officers;
●	each of our directors;
●	all of our current directors and named executive officers as a group; and
●	each stockholder known by us to own beneficially more than 5% of our common stock.

Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. Shares of common stock that may be acquired by an individual or group within 60 days of August 29, 2025, pursuant to the exercise of options or warrants, vesting of common stock or conversion of convertible debt, are deemed to be outstanding for the purpose of computing the percentage ownership of such individual or group, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person shown in the table. Percentage of ownership is based on 10,249,805 shares of common stock issued and outstanding as of August 29, 2025.

Except as otherwise indicated, all shares are owned directly. Unless otherwise indicated, the address of each of the persons shown is c/o Bullfrog AI Holdings, Inc., 325 Ellington Blvd., Unit 317, Gaithersburg, MD 20878.

Title of Class	Name and Address of Beneficial Owners	Amount and Nature of Beneficial Ownership	Percent of Class
	Directors and Executive Officers
Common Stock	Vininder Singh (1) Chief Executive Officer and Director	2,445,376	23.68%
Common Stock	Josh Blacher (2) Chief Financial Officer	4,950	*
Common Stock	R. Donald Elsey (3) Director	57,813	*
Common Stock	William Enright (4) Director	62,813	*
Common Stock	Jason D. Hanson (5) Director	57,813	*
	All executive officers and directors as a group (5 persons)	2,628,765	25.16%

	Beneficial owners of more than 5%
Common Stock	Tivoli Trust (6)	904,391	8.15%

* Represents a percentage that is less than 1%.

(1)	Comprised of 2,367,446 shares of common stock and 77,930 stock options exercisable as of August 29, 2025 or within 60 days of such date.
(2)	Comprised of 4,950 shares of common stock and 0 stock options exercisable as of August 29, 2025 or within 60 days of such date.
(3)	Comprised of 2,813 shares of common stock and 55,000 stock options exercisable as of August 29, 2025 or within 60 days of such date.
(4)	Comprised of 7,813 shares of common stock and 55,000 stock options exercisable as of August 29, 2025 or within 60 days of such date.
(5)	Comprised of 2,813 shares of common stock and 55,000 stock options exercisable as of August 29, 2025 or within 60 days of such date.
(6)	Comprised of 73,449 shares of non-voting Series A Preferred Stock, 115,185 warrants exercisable at $2.50 per share and 54,714 shares of common stock. Assumes the conversion of all Series A Preferred Stock into common stock in an amount equal to ten shares of common stock for each one share of Series A Preferred Stock.

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STOCKHOLDER PROPOSALS

Pursuant to our Bylaws, because this is a special meeting of stockholders, our stockholders may not propose business to be brought at the Special Meeting.

HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

A number of brokers with account holders who are stockholders of the Company will be “householding” the Company’s proxy materials. A single set of the Company’s proxy materials will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate set of the Company’s proxy materials, please notify your broker or direct a written request to the Company at 325 Ellington Blvd., Unit 317, Gaithersburg, MD 20878, or contact us at IR@bullfrogai.com. The Company undertakes to deliver promptly, upon any such oral or written request, a separate copy of its proxy materials to a stockholder at a shared address to which a single copy of these documents was delivered. Stockholders who currently receive multiple copies of the Company’s proxy materials at their address and would like to request “householding” of their communications should contact their broker, bank or other nominee, or contact the Company at the above address or phone number.

OTHER MATTERS

At the date of this proxy statement, the Company knows of no other matters, other than those described above, that will be presented for consideration at the Special Meeting. If any other business should come before the Special Meeting, it is intended that the proxy holders will vote all proxies using their best judgment in the interest of the Company and the stockholders.

The Board invites you to attend the Special Meeting virtually. Whether or not you expect to attend the Special Meeting virtually, please submit your vote by Internet, telephone or postal mail as promptly as possible so that your shares will be represented at the Special Meeting.

REGARDLESS OF WHETHER YOU PLAN TO ATTEND THE SPECIAL MEETING VIRTUALLY, PLEASE READ THIS PROXY STATEMENT AND THEN VOTE BY INTERNET, TELEPHONE OR POSTAL MAIL AS PROMPTLY AS POSSIBLE. VOTING PROMPTLY WILL SAVE US ADDITIONAL EXPENSE IN SOLICITING PROXIES AND WILL ENSURE THAT YOUR SHARES ARE REPRESENTED AT THE SPECIAL MEETING.

By Order of the Board of Directors

/s/ Vininder Singh
September 26, 2025	Vininder Singh Chairman of the Board

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APPENDIX A

PURCHASE AGREEMENT

PURCHASE AGREEMENT (the “Agreement”), dated as of September 15, 2025, by and between BULLFROG AI HOLDINGS, INC., a Nevada corporation (the “Company”), and LINCOLN PARK CAPITAL FUND, LLC, an Illinois limited liability company (the “Investor”).

WHEREAS:

Subject to the terms and conditions set forth in this Agreement, the Company wishes to sell to the Investor, and the Investor wishes to buy from the Company, up to Ten Million Dollars ($10,000,000) of the Company’s common stock, par value $0.00001 per share (the “Common Stock”). The shares of Common Stock to be purchased by the Investor hereunder are referred to herein as the “Purchase Shares.”

NOW THEREFORE, in consideration of the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and the Investor hereby agree as follows:

1.	CERTAIN DEFINITIONS.

For purposes of this Agreement, the following terms shall have the following meanings:

(a) “Accelerated Purchase Date” means, with respect to any Accelerated Purchase made pursuant to Section 2(b) hereof, the Business Day immediately following the applicable Purchase Date with respect to the corresponding Regular Purchase referred to in clause (i) of the second sentence of Section 2(b) hereof.

(b) “Accelerated Purchase Minimum Price Threshold” means, with respect to any Accelerated Purchase made pursuant to Section 2(b) hereof, the greater of (i) seventy-five percent (75%) of the Closing Sale Price of the Common Stock on the applicable Purchase Date with respect to the corresponding Regular Purchase referred to in clause (i) of the second sentence of Section 2(b) hereof and (ii) the minimum per share price threshold set forth in the applicable Accelerated Purchase Notice.

(c) “Accelerated Purchase Notice” means, with respect to an Accelerated Purchase made pursuant to Section 2(b) hereof, an irrevocable written notice from the Company to the Investor directing the Investor to purchase the number of Purchase Shares specified by the Company therein as the Accelerated Purchase Share Amount to be purchased by the Investor (such specified Accelerated Purchase Share Amount subject to adjustment in accordance with Section 2(b) hereof as necessary to give effect to the Purchase Share amount limitations applicable to such Accelerated Purchase Share Amount as set forth in this Agreement) at the applicable Accelerated Purchase Price on the applicable Accelerated Purchase Date for such Accelerated Purchase.

(d) “Accelerated Purchase Price” means, with respect to an Accelerated Purchase made pursuant to Section 2(b) hereof, ninety-seven percent (97%) of the lower of (i) the VWAP for the period beginning at 9:30:01 a.m., Eastern time, on the applicable Accelerated Purchase Date, or such other time publicly announced by the Principal Market as the official open (or commencement) of trading on the Principal Market on such applicable Accelerated Purchase Date (the “Accelerated Purchase Commencement Time”), and ending at the earliest of (A) 4:00:00 p.m., Eastern time, on such applicable Accelerated Purchase Date, or such other time publicly announced by the Principal Market as the official close of trading on the Principal Market on such applicable Accelerated Purchase Date, (B) such time, from and after the Accelerated Purchase Commencement Time for such Accelerated Purchase, that the total number (or volume) of shares of Common Stock traded on the Principal Market has exceeded the applicable Accelerated Purchase Share Volume Maximum, and (C) such time, from and after the Accelerated Purchase Commencement Time for such Accelerated Purchase, that the Sale Price has fallen below the applicable Accelerated Purchase Minimum Price Threshold (such earliest of (i)(A), (i)(B) and (i)(C) above, the “Accelerated Purchase Termination Time”), and (ii) the Closing Sale Price of the Common Stock on such applicable Accelerated Purchase Date (to be appropriately adjusted for any reorganization, recapitalization, non-cash dividend, stock split, reverse stock split or other similar transaction).

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(e) “Accelerated Purchase Share Amount” means, with respect to an Accelerated Purchase made pursuant to Section 2(b) hereof, the number of Purchase Shares directed by the Company to be purchased by the Investor in an Accelerated Purchase Notice, which number of Purchase Shares shall not exceed the lesser of (i) 300% of the number of Purchase Shares directed by the Company to be purchased by the Investor pursuant to the corresponding Regular Purchase Notice for the corresponding Regular Purchase referred to in clause (i) of the second sentence of Section 2(b) hereof (subject to the Purchase Share limitations contained in Section 2(a) hereof) and (ii) an amount equal to (A) the Accelerated Purchase Share Percentage multiplied by (B) the total number (or volume) of shares of Common Stock traded on the Principal Market during the period on the applicable Accelerated Purchase Date beginning at the Accelerated Purchase Commencement Time for such Accelerated Purchase and ending at the Accelerated Purchase Termination Time for such Accelerated Purchase.

(f) “Accelerated Purchase Share Percentage” means, with respect to an Accelerated Purchase made pursuant to Section 2(b) hereof, thirty percent (30%).

(g) “Accelerated Purchase Share Volume Maximum” means, with respect to an Accelerated Purchase made pursuant to Section 2(b) hereof, a number of shares of Common Stock equal to (i) the number of Purchase Shares specified by the Company in the applicable Accelerated Purchase Notice as the Accelerated Purchase Share Amount to be purchased by the Investor in such Accelerated Purchase, divided by (ii) the Accelerated Purchase Share Percentage (to be appropriately adjusted for any reorganization, recapitalization, non-cash dividend, stock split, reverse stock split or other similar transaction).

(h) “Additional Accelerated Purchase Date” means, with respect to an Additional Accelerated Purchase made pursuant to Section 2(c) hereof, the Business Day (i) that is the Accelerated Purchase Date with respect to the corresponding Accelerated Purchase referred to in clause (i) of the proviso in the second sentence of Section 2(c) hereof and (ii) on which the Investor receives, prior to 1:00 p.m., Eastern time, on such Business Day, a valid Additional Accelerated Purchase Notice for such Additional Accelerated Purchase in accordance with this Agreement.

(i) “Additional Accelerated Purchase Minimum Price Threshold” means, with respect to an Additional Accelerated Purchase made pursuant to Section 2(c) hereof, the greater of (i) seventy-five percent (75%) of the Closing Sale Price of the Common Stock on the Business Day immediately preceding the applicable Additional Accelerated Purchase Date with respect to such Additional Accelerated Purchase and (ii) the minimum per share price threshold set forth in the applicable Additional Accelerated Purchase Notice.

(j) “Additional Accelerated Purchase Notice” means, with respect to an Additional Accelerated Purchase made pursuant to Section 2(c) hereof, an irrevocable written notice from the Company to the Investor directing the Investor to purchase the number of Purchase Shares specified by the Company therein as the Additional Accelerated Purchase Share Amount to be purchased by the Investor (such specified Additional Accelerated Purchase Share Amount subject to adjustment in accordance with Section 2(c) hereof as necessary to give effect to the Purchase Share amount limitations applicable to such Additional Accelerated Purchase Share Amount as set forth in this Agreement) at the applicable Additional Accelerated Purchase Price on the applicable Additional Accelerated Purchase Date for such Additional Accelerated Purchase.

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(k) “Additional Accelerated Purchase Price” means, with respect to an Additional Accelerated Purchase made pursuant to Section 2(c) hereof, ninety-seven percent (97%) of the lower of (i) the VWAP for the period on the applicable Additional Accelerated Purchase Date, beginning at the latest of (A) the applicable Accelerated Purchase Termination Time with respect to the corresponding Accelerated Purchase referred to in clause (i) of the proviso in the second sentence of Section 2(c) hereof on such Additional Accelerated Purchase Date, (B) the applicable Additional Accelerated Purchase Termination Time with respect to the most recently completed prior Additional Accelerated Purchase on such Additional Accelerated Purchase Date, as applicable, and (C) the time at which all Purchase Shares subject to all prior Accelerated Purchases and Additional Accelerated Purchases (as applicable), including, without limitation, those that have been effected on the same Business Day as the applicable Additional Accelerated Purchase Date with respect to which the applicable Additional Accelerated Purchase relates, have theretofore been received by the Investor as DWAC Shares in accordance with this Agreement (such latest of (i)(A), (i)(B) and (i)(C) above, the “Additional Accelerated Purchase Commencement Time”), and ending at the earliest of (X) 4:00 p.m., Eastern time, on such Additional Accelerated Purchase Date, or such other time publicly announced by the Principal Market as the official close of trading on the Principal Market on such Additional Accelerated Purchase Date, (Y) such time, from and after the Additional Accelerated Purchase Commencement Time for such Additional Accelerated Purchase, that total number (or volume) of shares of Common Stock traded on the Principal Market has exceeded the applicable Additional Accelerated Purchase Share Volume Maximum, and (Z) such time, from and after the Additional Accelerated Purchase Commencement Time for such Additional Accelerated Purchase, that the Sale Price has fallen below the applicable Additional Accelerated Purchase Minimum Price Threshold (such earliest of (i)(X), (i)(Y) and (i)(Z) above, the “Additional Accelerated Purchase Termination Time”), and (ii) the Closing Sale Price of the Common Stock on such Additional Accelerated Purchase Date (to be appropriately adjusted for any reorganization, recapitalization, non-cash dividend, stock split, reverse stock split or other similar transaction).

(l) “Additional Accelerated Purchase Share Amount” means, with respect to an Additional Accelerated Purchase made pursuant to Section 2(c) hereof, the number of Purchase Shares directed by the Company to be purchased by the Investor on an Additional Accelerated Purchase Notice, which number of Purchase Shares shall not exceed the lesser of (i) 300% of the number of Purchase Shares directed by the Company to be purchased by the Investor pursuant to the corresponding Regular Purchase Notice for the corresponding Regular Purchase referred to in clause (i) of the proviso in the second sentence of Section 2(c) hereof (subject to the Purchase Share limitations contained in Section 2(a) hereof) and (ii) an amount equal to (A) the Additional Accelerated Purchase Share Percentage multiplied by (B) the total number (or volume) of shares of Common Stock traded on the Principal Market during the period on the applicable Additional Accelerated Purchase Date beginning at the Additional Accelerated Purchase Commencement Time for such Additional Accelerated Purchase and ending at the Additional Accelerated Purchase Termination Time for such Additional Accelerated Purchase.

(m) “Additional Accelerated Purchase Share Percentage” means, with respect to an Additional Accelerated Purchase made pursuant to Section 2(c) hereof, thirty percent (30%).

(n) “Additional Accelerated Purchase Share Volume Maximum” means, with respect to an Additional Accelerated Purchase made pursuant to Section 2(c) hereof, a number of shares of Common Stock equal to (i) the number of Purchase Shares specified by the Company in the applicable Additional Accelerated Purchase Notice as the Additional Accelerated Purchase Share Amount to be purchased by the Investor in such Additional Accelerated Purchase, divided by (ii) the Additional Accelerated Purchase Share Percentage (to be appropriately adjusted for any reorganization, recapitalization, non-cash dividend, stock split, reverse stock split or other similar transaction).

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(o) “Alternate Adjusted Regular Purchase Share Limit” means, with respect to a Regular Purchase made pursuant to Section 2(a) hereof, the maximum number of Purchase Shares which, taking into account the applicable per share Purchase Price therefor calculated in accordance with this Agreement, would enable the Company to deliver to the Investor, on the applicable Purchase Date for such Regular Purchase, a Regular Purchase Notice for a Purchase Amount equal to, or as closely approximating without exceeding, Fifty Thousand Dollars ($50,000).

(p)  “Available Amount” means, initially, Ten Million Dollars ($10,000,000) in the aggregate, which amount shall be reduced by the Purchase Amount each time the Investor purchases Purchase Shares pursuant to Section 2 hereof.

(q) “Average Price” means a price per Purchase Share (rounded to the nearest tenth of a cent) equal to the quotient obtained by dividing (i) the aggregate gross purchase price paid by the Investor for all Purchase Shares purchased pursuant to this Agreement, by (ii) the aggregate number of Purchase Shares issued pursuant to this Agreement.

(r) “Bankruptcy Law” means Title 11, U.S. Code, or any similar federal or state law for the relief of debtors.

(s) “Base Price” means a price per Purchase Share equal to the sum of (i) the Signing Market Price and (ii) $0.1013 (subject to adjustment for any reorganization, recapitalization, non-cash dividend, stock split, reverse stock split or other similar transaction that occurs on or after the date of this Agreement).

(t) “Business Day” means any day on which the Principal Market is open for trading, including any day on which the Principal Market is open for trading for a period of time less than the customary time.

(u) “Closing Sale Price” means, for any security as of any date, the last closing sale price for such security on the Principal Market as reported by the Principal Market.

(v) “Confidential Information” means any information disclosed by either party to the other party, either directly or indirectly, in writing, orally or by inspection of tangible objects (including, without limitation, documents, prototypes, samples, plant and equipment), which is designated as “Confidential,” “Proprietary” or some similar designation. Information communicated orally shall be considered Confidential Information if such information is confirmed in writing as being Confidential Information within ten (10) Business Days after the initial disclosure. Confidential Information may also include information disclosed to a disclosing party by third parties. Confidential Information shall not, however, include any information which (i) was publicly known and made generally available in the public domain prior to the time of disclosure by the disclosing party; (ii) becomes publicly known and made generally available after disclosure by the disclosing party to the receiving party through no action or inaction of the receiving party; (iii) is already in the possession of the receiving party without confidential restriction at the time of disclosure by the disclosing party as shown by the receiving party’s files and records immediately prior to the time of disclosure; (iv) is obtained by the receiving party from a third party without a breach of such third party’s obligations of confidentiality; (v) is independently developed by the receiving party without use of or reference to the disclosing party’s Confidential Information, as shown by documents and other competent evidence in the receiving party’s possession; or (vi) is required by law to be disclosed by the receiving party, provided that the receiving party gives the disclosing party prompt written notice of such requirement prior to such disclosure and assistance in obtaining an order protecting the information from public disclosure.

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(w) “Custodian” means any receiver, trustee, assignee, liquidator or similar official under any Bankruptcy Law.

(x) “DTC” means The Depository Trust Company, or any successor performing substantially the same function for the Company.

(y) “DWAC Shares” means shares of Common Stock that are (i) issued in electronic form, (ii) freely tradable and transferable and without restriction on resale and (iii) timely credited by the Company to the Investor’s or its designee’s specified Deposit/Withdrawal at Custodian (DWAC) account with DTC under its Fast Automated Securities Transfer (FAST) Program, or any similar program hereafter adopted by DTC performing substantially the same function.

(z)  “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

(aa) “Floor Price” means, with respect to a Regular Purchase made pursuant to Section 2(a) hereof, $0.50, which shall be appropriately adjusted for any reorganization, recapitalization, non-cash dividend, stock split or other similar transaction and, effective upon the consummation of any such reorganization, recapitalization, non-cash dividend, stock split or other similar transaction, the Floor Price shall mean the lower of (i) the adjusted price and (ii) $0.50.

(bb) “Fully Adjusted Regular Purchase Share Limit” means, with respect to any reorganization, recapitalization, non-cash dividend, stock split or other similar transaction from and after the date of this Agreement, the Regular Purchase Share Limit (as defined in Section 2(a) hereof) in effect on the applicable date of determination, after giving effect to the full proportionate adjustment thereto made pursuant to Section 2(a) hereof for or in respect of such reorganization, recapitalization, non-cash dividend, stock split or other similar transaction.

(cc) “Material Adverse Effect” means any material adverse effect on (i) the enforceability of any Transaction Document, (ii) the results of operations, assets, business or financial condition of the Company and its Subsidiaries, taken as a whole, other than any material adverse effect that resulted primarily from (A) any change in the United States or foreign economies or securities or financial markets in general that does not have a disproportionate effect on the Company and its Subsidiaries, taken as a whole, (B) any change that generally affects the industry in which the Company and its Subsidiaries operate that does not have a disproportionate effect on the Company and its Subsidiaries, taken as a whole, (C) any change arising in connection with earthquakes, hostilities, acts of war, sabotage or terrorism or military actions or any escalation or material worsening of any such hostilities, acts of war, sabotage or terrorism or military actions existing as of the date hereof, (D) any action taken by the Investor, its affiliates or its or their successors and assigns with respect to the transactions contemplated by this Agreement, (E) the effect of any change in applicable laws or accounting rules that does not have a disproportionate effect on the Company and its Subsidiaries, taken as a whole, or (F) any change resulting from compliance with terms of this Agreement or the consummation of the transactions contemplated by this Agreement, or (iii) the Company’s ability to perform in any material respect on a timely basis its obligations under any Transaction Document to be performed as of the date of determination.

(dd) “Maturity Date” means the first day of the month immediately following the thirty-six (36) month anniversary of the Commencement Date.

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(ee) “PEA Period” means the period commencing at 9:30 a.m., Eastern time, on the fifth (5th) Business Day immediately prior to the filing of any post-effective amendment to the Registration Statement (as defined herein) or New Registration Statement (as such term is defined in the Registration Rights Agreement), and ending at 9:30 a.m., Eastern time, on the Business Day immediately following, the effective date of any post-effective amendment to the Registration Statement (as defined herein) or New Registration Statement (as such term is defined in the Registration Rights Agreement).

(ff) “Person” means an individual or entity including but not limited to any limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization and a government or any department or agency thereof.

(gg) “Principal Market” means The Nasdaq Capital Market (or any nationally recognized successor thereto); provided, however, that in the event the Company’s Common Stock is ever listed or traded on The Nasdaq Global Market, The Nasdaq Global Select Market, the New York Stock Exchange, the NYSE American, the NYSE Arca, or The OTCQX Best Market or The OTCQB Venture Market operated by OTC Markets Group, Inc. (or any nationally recognized successor to any of the foregoing), then the “Principal Market” shall mean such other market or exchange on which the Company’s Common Stock is then listed or traded.

(hh) “Purchase Amount” means, with respect to any Regular Purchase, any Accelerated Purchase or any Additional Accelerated Purchase made hereunder, as applicable, the portion of the Available Amount to be purchased by the Investor pursuant to Section 2 hereof.

(ii) “Purchase Date” means, with respect to a Regular Purchase made pursuant to Section 2(a) hereof, the Business Day on which the Investor receives, after 4:00 p.m., Eastern time, but prior to 5:00 p.m., Eastern time, on such Business Day, a valid Regular Purchase Notice for such Regular Purchase in accordance with this Agreement.

(jj) “Purchase Price” means, with respect to any Regular Purchase made pursuant to Section 2(a) hereof, ninety-seven percent (97%) of the lower of: (i) the lowest Sale Price on the applicable Purchase Date for such Regular Purchase and (ii) the arithmetic average of the three (3) lowest Closing Sale Prices for the Common Stock during the ten (10) consecutive Business Days ending on the Business Day immediately preceding such Purchase Date for such Regular Purchase (in each case, to be appropriately adjusted for any reorganization, recapitalization, non-cash dividend, stock split or other similar transaction that occurs on or after the date of this Agreement).

(kk) “Regular Purchase Notice” means, with respect to any Regular Purchase pursuant to Section 2(a) hereof, an irrevocable written notice from the Company to the Investor directing the Investor to buy such applicable amount of Purchase Shares at the applicable Purchase Price as specified by the Company therein on the applicable Purchase Date for such Regular Purchase.

(ll) “Sale Price” means any trade price for the shares of Common Stock on the Principal Market as reported by the Principal Market.

(mm) “SEC” means the U.S. Securities and Exchange Commission.

(nn) “Securities” means, collectively, the Purchase Shares and the Commitment Shares.

(oo) “Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

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(pp) “Signing Market Price” means $1.3040, representing the official closing price of the Common Stock on The Nasdaq Capital Market (as reflected on Nasdaq.com) on average official closing price of the Common Stock on The Nasdaq Capital Market (as reflected on Nasdaq.com) for the five (5) consecutive trading days ending on the date of this Agreement.

(qq) “Subsidiary” means any Person the Company wholly-owns or controls, or in which the Company, directly or indirectly, owns a majority of the voting stock or similar voting interest, in each case that would be disclosable pursuant to Item 601(b)(21) of Regulation S-K promulgated under the Securities Act.

(rr) “Transaction Documents” means, collectively, this Agreement and the schedules and exhibits hereto, the Registration Rights Agreement and the schedules and exhibits thereto, and each of the other agreements, documents, certificates and instruments entered into or furnished by the parties hereto in connection with the transactions contemplated hereby and thereby.

(ss) “Transfer Agent” means VStock Transfer, LLC, or such other Person who is then serving as the transfer agent for the Company in respect of the Common Stock.

(tt) “VWAP” means in respect of an Accelerated Purchase Date and an Additional Accelerated Purchase Date, as applicable, the volume weighted average price of the Common Stock on the Principal Market, as reported on the Principal Market or by another reputable source such as Bloomberg, L.P.

2.	PURCHASE OF COMMON STOCK.

Subject to the terms and conditions set forth in this Agreement, the Company has the right to sell to the Investor, and the Investor has the obligation to purchase from the Company, Purchase Shares as follows:

(a) Commencement of Regular Sales of Common Stock. Upon the satisfaction of all of the conditions set forth in Sections 7 and 8 hereof (the “Commencement” and the date of satisfaction of such conditions the “Commencement Date”) and thereafter, the Company shall have the right, but not the obligation, to direct the Investor, by its delivery to the Investor of a Regular Purchase Notice from time to time, to purchase up to Thirty Thousand (30,000) Purchase Shares, subject to adjustment as set forth below in this Section 2(a) (such maximum number of Purchase Shares, as may be adjusted from time to time, the “Regular Purchase Share Limit”), at the Purchase Price on the Purchase Date (each such purchase a “Regular Purchase”); provided, however, that (i) the Regular Purchase Share Limit shall be increased to Fifty Thousand (50,000) Purchase Shares, if the Closing Sale Price of the Common Stock on the applicable Purchase Date is not below $1.00, (ii) the Regular Purchase Share Limit shall be increased to Seventy-Five Thousand (75,000) Purchase Shares, if the Closing Sale Price of the Common Stock on the applicable Purchase Date is not below $2.00, and (iii) the Regular Purchase Share Limit shall be increased to One Hundred Thousand (100,000) Purchase Shares, if the Closing Sale Price of the Common Stock on the applicable Purchase Date is not below $2.50 (all of which share and dollar amounts shall be appropriately proportionately adjusted for any reorganization, recapitalization, non-cash dividend, stock split or other similar transaction; provided that if, after giving effect to the full proportionate adjustment to the Regular Purchase Share Limit therefor, the Fully Adjusted Regular Purchase Share Limit then in effect would preclude the Company from delivering to the Investor a Regular Purchase Notice hereunder for a Purchase Amount (calculated by multiplying (X) the number of Purchase Shares equal to the Fully Adjusted Regular Purchase Share Limit, by (Y) the Purchase Price per Purchase Share covered by such Regular Purchase Notice on the applicable Purchase Date therefor) equal to or greater than Fifty Thousand Dollars ($50,000), the Regular Purchase Share Limit for such Regular Purchase Notice shall not be fully adjusted to equal the applicable Fully Adjusted Regular Purchase Share Limit, but rather the Regular Purchase Share Limit for such Regular Purchase Notice shall be adjusted to equal the applicable Alternate Adjusted Regular Purchase Share Limit as of the applicable Purchase Date for such Regular Purchase Notice); and provided, further, however, that the Investor’s committed obligation under any single Regular Purchase, other than any Regular Purchase with respect to which an Alternate Adjusted Regular Purchase Share Limit shall apply, shall not exceed Five Hundred Thousand Dollars ($500,000). If the Company delivers any Regular Purchase Notice for a Purchase Amount in excess of the limitations contained in the immediately preceding sentence, such Regular Purchase Notice shall be void ab initio to the extent of the amount by which the number of Purchase Shares set forth in such Regular Purchase Notice exceeds the number of Purchase Shares which the Company is permitted to include in such Purchase Notice in accordance herewith, and the Investor shall have no obligation to purchase such excess Purchase Shares in respect of such Regular Purchase Notice; provided, however, that the Investor shall remain obligated to purchase the number of Purchase Shares which the Company is permitted to include in such Regular Purchase Notice. The Company may deliver a Regular Purchase Notice to the Investor as often as every Business Day, so long as (i) the Closing Sale Price of the Common Stock on such Business Day is not less than the Floor Price and (ii) all Purchase Shares subject to all prior Regular Purchases, Accelerated Purchases and Additional Accelerated Purchases initiated by the Company pursuant to this Agreement, as applicable, have theretofore been received by the Investor as DWAC Shares in accordance with this Agreement. Notwithstanding the foregoing, the Company shall not deliver any Regular Purchase Notices to the Investor during the PEA Period.

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(b) Accelerated Purchases. Subject to the terms and conditions of this Agreement, from and after the Commencement Date, in addition to purchases of Purchase Shares as described in Section 2(a) above, the Company shall also have the right, but not the obligation, to direct the Investor, by its delivery to the Investor of an Accelerated Purchase Notice from time to time in accordance with this Agreement, to purchase the applicable Accelerated Purchase Share Amount at the Accelerated Purchase Price on the Accelerated Purchase Date therefor in accordance with this Agreement (each such purchase, an “Accelerated Purchase”). The Company may deliver an Accelerated Purchase Notice to the Investor only (i) on a Purchase Date on which the Company also properly submitted a Regular Purchase Notice providing for a Regular Purchase of a number of Purchase Shares not less than the Regular Purchase Share Limit then in effect on such Purchase Date in accordance with this Agreement (including, without limitation, giving effect to any automatic increase to the Regular Purchase Share Limit as a result of the Closing Sale Price of the Common Stock exceeding certain thresholds set forth in Section 2(a) above on such Purchase Date and any other adjustments to the Regular Purchase Share Limit, in each case pursuant to Section 2(a) above) and (ii) if all Purchase Shares subject to all prior Regular Purchases (excluding the corresponding Regular Purchase referred to in clause (i) above), Accelerated Purchases and Additional Accelerated Purchases initiated by the Company pursuant to this Agreement, as applicable, have theretofore been received by the Investor as DWAC Shares in accordance with this Agreement. If the Company delivers any Accelerated Purchase Notice directing the Investor to purchase an amount of Purchase Shares that exceeds the Accelerated Purchase Share Amount that the Company is then permitted to include in such Accelerated Purchase Notice, such Accelerated Purchase Notice shall be void ab initio to the extent of the amount by which the number of Purchase Shares set forth in such Accelerated Purchase Notice exceeds the Accelerated Purchase Share Amount that the Company is then permitted to include in such Accelerated Purchase Notice (which shall be confirmed in an Accelerated Purchase Confirmation), and the Investor shall have no obligation to purchase such excess Purchase Shares in respect of such Accelerated Purchase Notice; provided, however, that the Investor shall remain obligated to purchase the Accelerated Purchase Share Amount which the Company is permitted to include in such Accelerated Purchase Notice. Within one (1) Business Day after completion of each Accelerated Purchase Date for an Accelerated Purchase, the Investor will provide to the Company a written confirmation of such Accelerated Purchase setting forth the applicable Accelerated Purchase Share Amount and Accelerated Purchase Price for such Accelerated Purchase (each, an “Accelerated Purchase Confirmation”). Notwithstanding the foregoing, the Company shall not deliver any Accelerated Purchase Notices to the Investor during the PEA Period.

(c) Additional Accelerated Purchases. Subject to the terms and conditions of this Agreement, from and after the Commencement Date, in addition to purchases of Purchase Shares as described in Section 2(a) and Section 2(b) above, the Company shall also have the right, but not the obligation, to direct the Investor, by its timely delivery to the Investor of an Additional Accelerated Purchase Notice on an Additional Accelerated Purchase Date in accordance with this Agreement, to purchase the applicable Additional Accelerated Purchase Share Amount at the applicable Additional Accelerated Purchase Price therefor in accordance with this Agreement (each such purchase, an “Additional Accelerated Purchase”). The Company may deliver multiple Additional Accelerated Purchase Notices to the Investor on an Additional Accelerated Purchase Date; provided, however, that the Company may deliver an Additional Accelerated Purchase Notice to the Investor only (i) on a Business Day that is also the Accelerated Purchase Date for an Accelerated Purchase with respect to which the Company properly submitted to the Investor an Accelerated Purchase Notice in accordance with this Agreement on the applicable Purchase Date for a Regular Purchase of a number of Purchase Shares not less than the Regular Purchase Share Limit then in effect in accordance with this Agreement (including, without limitation, giving effect to any automatic increase to the Regular Purchase Share Limit as a result of the Closing Sale Price of the Common Stock exceeding certain thresholds set forth in Section 2(a) above on such Purchase Date and any other adjustments to the Regular Purchase Share Limit, in each case pursuant to Section 2(a) above), and (ii) if all Purchase Shares subject to all prior Regular Purchases, Accelerated Purchases and Additional Accelerated Purchases, including, without limitation, those that have been effected on the same Business Day as the applicable Additional Accelerated Purchase Date with respect to which the applicable Additional Accelerated Purchase relates, in each case have theretofore been received by the Investor as DWAC Shares in accordance with this Agreement. If the Company delivers any Additional Accelerated Purchase Notice directing the Investor to purchase an amount of Purchase Shares that exceeds the Additional Accelerated Purchase Share Amount that the Company is then permitted to include in such Additional Accelerated Purchase Notice, such Additional Accelerated Purchase Notice shall be void ab initio to the extent of the amount by which the number of Purchase Shares set forth in such Additional Accelerated Purchase Notice exceeds the Additional Accelerated Purchase Share Amount that the Company is then permitted to include in such Additional Accelerated Purchase Notice (which shall be confirmed in an Additional Accelerated Purchase Confirmation), and the Investor shall have no obligation to purchase such excess Purchase Shares in respect of such Additional Accelerated Purchase Notice; provided, however, that the Investor shall remain obligated to purchase the Additional Accelerated Purchase Share Amount which the Company is permitted to include in such Additional Accelerated Purchase Notice. Within one (1) Business Day after completion of each Additional Accelerated Purchase Date, the Investor will provide to the Company a written confirmation of each Additional Accelerated Purchase on such Additional Accelerated Purchase Date setting forth the applicable Additional Accelerated Purchase Share Amount and Additional Accelerated Purchase Price for each such Additional Accelerated Purchase on such Additional Accelerated Purchase Date (each, an “Additional Accelerated Purchase Confirmation”). Notwithstanding the foregoing, the Company shall not deliver any Additional Accelerated Purchase Notices to the Investor during the PEA Period.

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(d) Payment for Purchase Shares. For each Regular Purchase, the Investor shall pay to the Company an amount equal to the Purchase Amount with respect to such Regular Purchase as full payment for such Purchase Shares via wire transfer of immediately available funds on the same Business Day that the Investor receives such Purchase Shares, if such Purchase Shares are received by the Investor before 1:00 p.m., Eastern time, or, if such Purchase Shares are received by the Investor after 1:00 p.m., Eastern time, the next Business Day. For each Accelerated Purchase and each Additional Accelerated Purchase, the Investor shall pay to the Company an amount equal to the Purchase Amount with respect to such Accelerated Purchase and Additional Accelerated Purchase, respectively, as full payment for such Purchase Shares via wire transfer of immediately available funds on the second Business Day following the date that the Investor receives such Purchase Shares. If the Company or the Transfer Agent shall fail for any reason or for no reason to electronically transfer any Purchase Shares as DWAC Shares in respect of a Regular Purchase, an Accelerated Purchase or an Additional Accelerated Purchase (as applicable) within two (2) Business Days following the receipt by the Company of the Purchase Price, Accelerated Purchase Price and Additional Accelerated Purchase Price, respectively, therefor in compliance with this Section 2(d), and if on or after such Business Day the Investor purchases (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by the Investor of such Purchase Shares that the Investor anticipated receiving from the Company in respect of such Regular Purchase, Accelerated Purchase or Additional Accelerated Purchase (as applicable), then the Company shall, within two (2) Business Days after the Investor’s request, either (i) pay cash to the Investor in an amount equal to the Investor’s total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased (the “Cover Price”), at which point the Company’s obligation to deliver such Purchase Shares as DWAC Shares shall terminate, or (ii) promptly honor its obligation to deliver to the Investor such Purchase Shares as DWAC Shares and pay cash to the Investor in an amount equal to the excess (if any) of the Cover Price over the total Purchase Amount paid by the Investor pursuant to this Agreement for all of the Purchase Shares to be purchased by the Investor in connection with such Regular Purchase, Accelerated Purchase and Additional Accelerated Purchase (as applicable). The Company shall not issue any fraction of a share of Common Stock upon any Regular Purchase, Accelerated Purchase or Additional Accelerated Purchase. If the issuance would result in the issuance of a fraction of a share of Common Stock, the Company shall round such fraction of a share of Common Stock up or down to the nearest whole share. All payments made under this Agreement shall be made in lawful currency of the United States of America by wire transfer of immediately available funds to such account as the Company (or the Investor, as applicable) may from time to time designate by written notice in accordance with the provisions of this Agreement. Whenever any amount expressed to be due by the terms of this Agreement is due on any day that is not a Business Day, the same shall instead be due on the next succeeding day that is a Business Day.

(e) Compliance with Rules of Principal Market.

(i) Exchange Cap. Subject to Section 2(e)(ii) below, the Company shall not issue or sell any shares of Common Stock pursuant to this Agreement, and the Investor shall not purchase or acquire any shares of Common Stock pursuant to this Agreement, to the extent that after giving effect thereto, the aggregate number of shares of Common Stock that would be issued pursuant to this Agreement and the transactions contemplated hereby would exceed 2,048,936 (such number of shares equal to 19.99% of the shares of Common Stock issued and outstanding immediately prior to the execution of this Agreement), which number of shares shall be (i) reduced, on a share-for-share basis, by the number of shares of Common Stock issued or issuable pursuant to any transaction or series of transactions that may be aggregated with the transactions contemplated by this Agreement under applicable rules of The Nasdaq Stock Market and (ii) appropriately adjusted for any reorganization, recapitalization, non-cash dividend, stock split or other similar transaction that occurs after the date of this Agreement (such maximum number of shares, the “Exchange Cap”), unless and until the stockholders of the Company have approved the issuance of Common Stock as contemplated by this Agreement in accordance with the applicable rules of The Nasdaq Stock Market. For the avoidance of doubt, the Company may, but shall be under no obligation to, request its stockholders to approve the issuance of Common Stock as contemplated by this Agreement; provided, that if stockholder approval is not obtained in accordance with this Section 2(e)(i), the Exchange Cap shall be applicable for all purposes of this Agreement and the transactions contemplated hereby at all times during the term of this Agreement (except as set forth in Section 2(e)(ii) below).

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(ii) At-Market Transaction. Notwithstanding Section 2(e)(i) above, the Exchange Cap shall not be applicable for any purposes of this Agreement and the transactions contemplated hereby, solely to the extent that (and only for so long as) the Average Price shall equal or exceed the Base Price (it being hereby acknowledged and agreed that the Exchange Cap shall be applicable for all purposes of this Agreement and the transactions contemplated hereby at all other times during the term of this Agreement, unless the stockholder approval referred to in Section 2(e)(i) is obtained). The parties acknowledge and agree that the Signing Market Price used to determine the Base Price hereunder represents the lower of (i) the official closing price of the Common Stock on The Nasdaq Capital Market (as reflected on Nasdaq.com) on the trading day immediately preceding the date of this Agreement and (ii) the average official closing price of the Common Stock on The Nasdaq Capital Market (as reflected on Nasdaq.com) for the five (5) consecutive trading days ending on the trading day immediately preceding the date of this Agreement.

(iii) General. The Company shall not issue any shares of Common Stock pursuant to this Agreement if such issuance would reasonably be expected to result in (A) a violation of the Securities Act or (B) a breach of the rules and regulations of the Principal Market. The provisions of this Section 2(e) shall be implemented in a manner otherwise than in strict conformity with the terms hereof only if necessary to ensure compliance with the Securities Act, the rules and regulations of the Principal Market.

(f) Beneficial Ownership Limitation. Notwithstanding anything to the contrary contained in this Agreement, the Company shall not issue or sell, and the Investor shall not purchase or acquire, any shares of Common Stock under this Agreement which, when aggregated with all other shares of Common Stock then beneficially owned by the Investor and its affiliates (as calculated pursuant to Section 13(d) of the Exchange Act and Rule 13d-3 promulgated thereunder), would result in the beneficial ownership by the Investor of more than 4.99% of the then issued and outstanding shares of Common Stock (the “Beneficial Ownership Limitation”). Upon the written or oral request of the Investor, the Company shall promptly (but not later than 24 hours) confirm orally or in writing to the Investor the number of shares of Common Stock then outstanding. The Investor and the Company shall each cooperate in good faith in the determinations required hereby and the application hereof. The Investor’s written certification to the Company of the applicability of the Beneficial Ownership Limitation, and the resulting effect thereof hereunder at any time, shall be conclusive with respect to the applicability thereof and such result absent manifest error.

3.	INVESTOR’S REPRESENTATIONS AND WARRANTIES.

The Investor represents and warrants to the Company that as of the date hereof and as of the Commencement Date:

(a) Investment Purpose. The Investor is acquiring the Securities as principal for its own account for investment only and not with a view to or for distributing or reselling such Securities or any part thereof in violation of the Securities Act or any applicable state securities law, has no present intention of distributing any of such Securities in violation of the Securities Act or any applicable state securities law and has no direct or indirect arrangement or understandings with any other Persons to distribute or regarding the distribution of such Securities in violation of the Securities Act or any applicable state securities law (this representation and warranty not limiting the Investor’s right to sell the Securities at any time pursuant to the Registration Statement described herein or otherwise in compliance with applicable federal and state securities laws). The Investor is acquiring the Securities hereunder in the ordinary course of its business.

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(b) Accredited Investor Status. The Investor is an “accredited investor” as that term is defined in Rule 501(a)(3) of Regulation D promulgated under the Securities Act.

(c) Reliance on Exemptions. The Investor understands that the Securities are being offered and sold to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and the Investor’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Investor set forth herein in order to determine the availability of such exemptions and the eligibility of the Investor to acquire the Securities.

(d) Information. The Investor understands that its investment in the Securities involves a high degree of risk. The Investor (i) is able to bear the economic risk of an investment in the Securities including a total loss thereof, (ii) has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the proposed investment in the Securities and (iii) has had an opportunity to ask questions of and receive answers from the officers of the Company concerning the financial condition and business of the Company and other matters related to an investment in the Securities. Neither such inquiries nor any other due diligence investigations conducted by the Investor or its representatives shall modify, amend or affect the Investor’s right to rely on the Company’s representations and warranties contained in Section 4 below. The Investor has sought such accounting, legal and tax advice from its own independent advisors as it has considered necessary to make an informed investment decision with respect to its acquisition of the Securities.

(e) No Governmental Review. The Investor understands that no U.S. federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Securities or the fairness or suitability of an investment in the Securities nor have such authorities passed upon or endorsed the merits of the offering of the Securities.

(f) Transfer or Sale. The Investor understands that (i) the Securities may not be offered for sale, sold, assigned, pledged, hypothecated or otherwise transferred unless (A) registered pursuant to the Securities Act or (B) an exemption exists permitting such Securities to be sold, assigned or transferred without such registration; (ii) any sale of the Securities made in reliance on Rule 144 may be made only in accordance with the terms of Rule 144 and further, if Rule 144 is not applicable, any resale of the Securities under circumstances in which the seller (or the Person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the Securities Act) may require compliance with some other exemption under the Securities Act or the rules and regulations of the SEC thereunder.

(g) Validity; Enforcement. This Agreement and the Registration Rights Agreement have been duly and validly authorized, executed and delivered on behalf of the Investor and each is a valid and binding agreement of the Investor enforceable against the Investor in accordance with its terms, subject as to enforceability to general principles of equity and to applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies.

(h) Residency. The Investor is a resident of the State of Illinois.

(i) No Short Selling. The Investor represents and warrants to the Company that at no time prior to the date of this Agreement has any of the Investor, its agents, representatives or affiliates engaged in or effected, in any manner whatsoever, directly or indirectly, any (i) “short sale” (as such term is defined in Rule 200 of Regulation SHO of the Exchange Act) of the Common Stock or (ii) hedging transaction, which establishes a net short position with respect to the Common Stock.

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4.	REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

The Company represents and warrants to the Investor that, except as set forth in the disclosure schedules attached hereto, which exceptions shall be deemed to be a part of the representations and warranties made hereunder, as of the date hereof and as of the Commencement Date:

(a) Organization and Qualification. The Company and each of its Subsidiaries is an entity duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization, with the requisite corporate power and authority to own and use its properties and assets and to carry on its business as currently conducted. Each of the Company and its Subsidiaries is duly qualified to conduct business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not have or reasonably be expected to result in a Material Adverse Effect and no proceeding has been instituted in any such jurisdiction revoking, limiting or curtailing or seeking to revoke, limit or curtail such power and authority or qualification. The Company has no Subsidiaries required to be disclosed pursuant to Item 601(b)(21) of Regulation S-K, except as set forth in Exhibit 21.1 to the Company’s Annual Report on Form 10-K for its fiscal year ended December 31, 2024 filed with the SEC on March 14, 2025 (the “2024 Form 10-K”).

(b) Authorization; Enforcement; Validity. (i) The Company has the requisite corporate power and authority to enter into and perform its obligations under this Agreement, the Registration Rights Agreement and each of the other Transaction Documents, and to issue the Securities in accordance with the terms hereof and thereof, (ii) the execution and delivery of the Transaction Documents by the Company and the consummation by it of the transactions contemplated hereby and thereby, including without limitation, the issuance of the Commitment Shares (as defined below in Section 5(e)) and the reservation for issuance and the issuance of the Purchase Shares issuable under this Agreement, have been duly authorized by the Company’s Board of Directors and no further consent or authorization is required by the Company, its Board of Directors or its stockholders (except as provided in this Agreement), (iii) each of this Agreement and the Registration Rights Agreement has been, and each other Transaction Document shall be on the Commencement Date, duly executed and delivered by the Company and (iv) each of this Agreement and the Registration Rights Agreement constitutes, and each other Transaction Document upon its execution on behalf of the Company, shall constitute, the valid and binding obligations of the Company enforceable against the Company in accordance with their terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of creditors’ rights and remedies. The Board of Directors of the Company has approved the resolutions substantially in the form as provided by the Company to the Investor authorizing and approving, among other things, the Company’s execution and delivery of this Agreement and the Registration Rights Agreement and approving the transactions contemplated hereby and thereby (the “Signing Resolutions”). The Signing Resolutions are valid, in full force and effect and have not been modified or supplemented in any respect. The Company has delivered to the Investor a true and correct copy of minutes of a meeting of the Board of Directors of the Company at which the Signing Resolutions were duly adopted by the Board of Directors or a unanimous written consent adopting the Signing Resolutions executed by all of the members of the Board of Directors of the Company. Except as set forth in this Agreement, no other approvals or consents of the Company’s Board of Directors, any authorized committee thereof, or stockholders (except as provided in this Agreement) is necessary under applicable laws and the Company’s Articles of Incorporation or Bylaws to authorize the execution and delivery of the Transaction Documents or any of the transactions contemplated thereby, including, but not limited to, the issuance of the Commitment Shares and the issuance of the Purchase Shares.

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(c) Capitalization. As of the date hereof, the authorized capital stock of the Company is set forth in the 2024 Form 10-K. Except as disclosed in the SEC Documents (as defined below), (i) no shares of the Company’s capital stock are subject to preemptive rights or any other similar rights or any liens or encumbrances suffered or permitted by the Company, (ii) there are no outstanding debt securities, (iii) there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the Company or any of its Subsidiaries, or contracts, commitments, understandings or arrangements by which the Company or any of its Subsidiaries is or may become bound to issue additional shares of capital stock of the Company or any of its Subsidiaries or options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the Company or any of its Subsidiaries, (iv) there are no agreements or arrangements under which the Company or any of its Subsidiaries is obligated to register the sale of any of their securities under the Securities Act (except the Registration Rights Agreement), (v) there are no outstanding securities or instruments of the Company or any of its Subsidiaries which contain any redemption or similar provisions, and there are no contracts, commitments, understandings or arrangements by which the Company or any of its Subsidiaries is or may become bound to redeem a security of the Company or any of its Subsidiaries, (vi) there are no securities or instruments containing anti-dilution or similar provisions that will be triggered by the issuance of the Securities as described in this Agreement and (vii) the Company does not have any stock appreciation rights or “phantom stock” plans or agreements or any similar plan or agreement. The Company has furnished to the Investor true and correct copies of the Company’s Amended and Restated Articles of Incorporation, as amended and as in effect on the date hereof (the “Articles of Incorporation”), and the Company’s Bylaws, as amended and as in effect on the date hereof (the “Bylaws”), and summaries of the material terms of all securities convertible into or exercisable for Common Stock, if any, and copies of any documents containing the material rights of the holders thereof in respect thereto that are not disclosed in the SEC Documents.

(d) Issuance of Securities. Upon issuance and payment therefor in accordance with the terms and conditions of this Agreement, the Purchase Shares shall be validly issued, fully paid and nonassessable and free from all taxes, liens, charges, restrictions, rights of first refusal and preemptive rights with respect to the issue thereof, with the holders being entitled to all rights accorded to a holder of Common Stock. Upon issuance in accordance with the terms and conditions of this Agreement, the Commitment Shares (as defined in Section 5(e)) shall be validly issued, fully paid and nonassessable and free from all taxes, liens, charges, restrictions, rights of first refusal and preemptive rights with respect to the issue thereof, with the holders being entitled to all rights accorded to a holder of Common Stock. 7,692,308 shares of Common Stock have been duly authorized and reserved for issuance upon purchase under this Agreement as Purchase Shares.

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(e) No Conflicts. The execution, delivery and performance of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby (including, without limitation, the issuance of the Commitment Shares and the reservation for issuance and issuance of the Purchase Shares) will not (i) result in a violation of the Articles of Incorporation, any Certificate of Designations, Preferences and Rights of any outstanding series of preferred stock of the Company or the Bylaws or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its Subsidiaries is a party, or result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations, the rules of the Principal Market applicable to the Company or any of its Subsidiaries) or by which any property or asset of the Company or any of its Subsidiaries is bound or affected, except in the case of conflicts, defaults, terminations, amendments, accelerations, cancellations and violations under clause (ii), which could not reasonably be expected to result in a Material Adverse Effect. Neither the Company nor its Subsidiaries is in violation of any term of or in default under its certificate or articles of incorporation, any certificate of designation, preferences and rights of any outstanding series of preferred stock of the Company or bylaws or other organizational documents. Neither the Company nor any Subsidiary: (i) is in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company or any Subsidiary under), nor has the Company or any Subsidiary received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (ii) is in violation of any judgment, decree, or order of any court, arbitrator or other governmental authority or (iii) is in violation of any statute, rule, ordinance or regulation of any governmental authority, including without limitation all foreign, federal, state and local laws relating to taxes, environmental protection, occupational health and safety, product quality and safety and employment and labor matters, except in each case as could not have or reasonably be expected to result in a Material Adverse Effect. Except as specifically contemplated by this Agreement and as required under the Securities Act or applicable state securities laws and the rules of the Principal Market, the Company is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency or any regulatory or self-regulatory agency in order for it to execute, deliver or perform any of its obligations under or contemplated by the Transaction Documents in accordance with the terms hereof or thereof. Except as set forth elsewhere in this Agreement, all consents, authorizations, orders, filings and registrations which the Company is required to obtain pursuant to the preceding sentence shall be obtained or effected on or prior to the Commencement Date. Except as disclosed in the SEC Documents, since one year prior to the date hereof, the Company has not received nor delivered any notices or correspondence from or to the Principal Market, other than notices with respect to listing of additional shares of Common Stock and other routine correspondence. Except as disclosed in the SEC Documents, the Principal Market has not commenced any delisting proceedings against the Company.

(f) SEC Documents; Financial Statements. The Company has filed all reports, schedules, forms, statements and other documents required to be filed by the Company under the Securities Act and the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the twelve months preceding the date hereof (or such shorter period as the Company was required by law or regulation to file such material) (the foregoing materials, including the exhibits thereto and documents incorporated by reference therein, being collectively referred to herein as the “SEC Documents”) on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Documents prior to the expiration of any such extension. As of their respective dates, the SEC Documents complied in all material respects with the requirements of the Securities Act and the Exchange Act, as applicable. None of the SEC Documents, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The consolidated financial statements of the Company included or incorporated by reference in the SEC Documents, together with the related notes and schedules, present fairly, in all material respects, the consolidated financial position of the Company as of the dates indicated and the consolidated results of operations, cash flows and changes in stockholders’ equity of the Company for the periods specified and have been prepared in compliance in all material respects with the requirements of the Securities Act and Exchange Act, as applicable, as in effect as of the time of filing and in conformity with generally accepted accounting principles in the United States as in effect as of the time of filing (“GAAP”) applied on a consistent basis (except (i) for such adjustments to accounting standards and practices as are noted therein and (ii) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements) during the periods involved; the other financial and statistical data with respect to the Company contained or incorporated by reference in the SEC Documents, are accurately and fairly presented in all material respects and prepared on a basis materially consistent with the financial statements and books and records of the Company; there are no financial statements (historical or pro forma) that are required to be included or incorporated by reference in the SEC Documents that are not included or incorporated by reference as required; the Company does not have any material liabilities or obligations, direct or contingent (including any off balance sheet obligations), not described in the SEC Documents (including the exhibits thereto and documents incorporated by reference thereto), which are required to be described in the SEC Documents (including the exhibits thereto and documents incorporated by reference thereto); and all disclosures contained or incorporated by reference in the SEC Documents, if any, regarding “non-GAAP financial measures” (as such term is defined by the rules and regulations of the SEC) comply in all material respects with Regulation G of the Exchange Act and Item 10 of Regulation S-K under the Securities Act, to the extent applicable. The Company does not have pending before the SEC any request for confidential treatment of information.

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(g) Absence of Certain Changes; No Undisclosed Events, Liabilities or Developments; Solvency. Except as disclosed in the SEC Documents, since December 31, 2024, (i) there has been no event, occurrence or development that has had or that could reasonably be expected to result in a Material Adverse Effect, (ii) the Company has not incurred any liabilities (contingent or otherwise) other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in the Company’s financial statements pursuant to GAAP or disclosed in filings made with the SEC, (iii) the Company has not altered its method of accounting, (iv) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock and (v) the Company has not issued any equity securities to any officer, director or affiliate, except pursuant to existing Company equity incentive plans or as may be issued and sold pursuant to this Agreement. Except for the issuance of the Securities contemplated by this Agreement, no event, liability, fact, circumstance, occurrence or development has occurred or exists or is reasonably expected to occur or exist with respect to the Company or its Subsidiaries or their respective businesses, prospects, properties, operations, assets or financial condition that would be required to be disclosed by the Company under applicable securities laws at the time this representation is made or deemed made that has not been publicly disclosed at least one (1) Business Day prior to the date that this representation is made. The Company has not taken any steps, and does not currently expect to take any steps, to seek protection pursuant to any Bankruptcy Law nor does the Company or any of its Subsidiaries have any knowledge or reason to believe that its creditors intend to initiate involuntary bankruptcy or insolvency proceedings. The Company is financially solvent and is generally able to pay its debts as they become due.

(h) Absence of Litigation. Except as disclosed in the SEC Documents, there is no action, suit, inquiry, notice of violation, proceeding or investigation pending or, to the knowledge of the Company, threatened against or affecting the Company, any Subsidiary or any of their respective properties before or by any court, arbitrator, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign) (collectively, an “Action”), which (i) adversely affects or challenges the legality, validity or enforceability of any of the Transaction Documents or the Securities or (ii) could, if there were an unfavorable decision, have or reasonably be expected to result in a Material Adverse Effect. Neither the Company nor any Subsidiary, nor any director or officer thereof, is or has been the subject of any Action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty, which would, if there were an unfavorable decision, have or reasonably be expected to result in a Material Adverse Effect. There has not been, and to the knowledge of the Company, there is not pending or contemplated, any investigation by the SEC involving the Company or any current or former director or officer of the Company. The SEC has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company or any Subsidiary under the Exchange Act or the Securities Act.

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(i) Acknowledgment Regarding Investor’s Status. The Company acknowledges and agrees that the Investor is acting solely in the capacity of arm’s length purchaser with respect to the Transaction Documents and the transactions contemplated hereby and thereby. The Company further acknowledges that the Investor is not acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to the Transaction Documents and the transactions contemplated hereby and thereby and any advice given by the Investor or any of its representatives or agents in connection with the Transaction Documents and the transactions contemplated hereby and thereby is merely incidental to the Investor’s purchase of the Securities. The Company further represents to the Investor that the Company’s decision to enter into the Transaction Documents has been based solely on the independent evaluation by the Company and its representatives and advisors.

(j) No General Solicitation; No Integrated Offering. Neither the Company, nor any of its affiliates, nor any Person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D under the Securities Act) in connection with the offer or sale of the Securities. Neither the Company, nor or any of its affiliates, nor any Person acting on their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would require registration of the offer and sale of any of the Securities under the Securities Act, whether through integration with prior offerings or otherwise, or cause this offering of the Securities to be integrated with prior offerings by the Company in a manner that would require stockholder approval pursuant to the rules of the Principal Market on which any of the securities of the Company are listed or designated. The issuance and sale of the Securities hereunder does not contravene the rules and regulations of the Principal Market.

(k) Intellectual Property Rights. The Company and the Subsidiaries have, or have rights to use, all patents, patent applications, trademarks, trademark applications, service marks, trade names, trade secrets, inventions, copyrights, licenses and other intellectual property rights and similar rights necessary or required for use in connection with their respective businesses as described in the SEC Documents and which the failure to so have could have a Material Adverse Effect (collectively, the “Intellectual Property Rights”). None of, and neither the Company nor any Subsidiary has received a notice (written or otherwise) that any of, the Intellectual Property Rights has expired, terminated or been abandoned, or is expected to expire or terminate or be abandoned, within two (2) years from the date of this Agreement. Neither the Company nor any Subsidiary has received, since the date of the latest audited financial statements included within the SEC Documents, a written notice of a claim or otherwise has any knowledge that the Intellectual Property Rights violate or infringe upon the rights of any Person, except as could not have or reasonably be expected to not have a Material Adverse Effect. To the knowledge of the Company, all such Intellectual Property Rights are enforceable and there is no existing infringement by another Person of any of the Intellectual Property Rights. The Company and its Subsidiaries have taken reasonable security measures to protect the secrecy, confidentiality and value of all of the Intellectual Property Rights, except where failure to do so could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(l) Environmental Laws. The Company and its Subsidiaries (i) are in compliance with all federal, state, local and foreign laws relating to pollution or protection of human health or the environment (including ambient air, surface water, groundwater, land surface or subsurface strata), including laws relating to emissions, discharges, releases or threatened releases of chemicals, pollutants, contaminants, or toxic or hazardous substances or wastes (collectively, “Hazardous Materials”) into the environment, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials, as well as all authorizations, codes, decrees, demands, or demand letters, injunctions, judgments, licenses, notices or notice letters, orders, permits, plans or regulations, issued, entered, promulgated or approved thereunder (“Environmental Laws”); (ii) have received all permits licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses; and (iii) are in compliance with all terms and conditions of any such permit, license or approval where in each clause (i), (ii) and (iii), the failure to so comply could be reasonably expected to have, individually or in the aggregate, a Material Adverse Effect.

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(m) Title. The Company and its Subsidiaries have good and marketable title in fee simple to all real property owned by them and good and marketable title in all personal property owned by them that is material to the business of the Company and its Subsidiaries, in each case free and clear of all liens, encumbrances and defects (“Liens”), except as otherwise set forth in the SEC Documents, and except for (i) Liens as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and its Subsidiaries and (ii) Liens for the payment of federal, state or other taxes for which appropriate reserves have been made therefor in accordance with GAAP and the payment of which is neither delinquent nor subject to penalties. Any real property and facilities held under lease by the Company and its Subsidiaries are held by them under valid, subsisting and enforceable leases with which the Company and its Subsidiaries are in compliance with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and its Subsidiaries.

(n) Insurance. The Company and each of its Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as management of the Company reasonably believes to be prudent and customary in the businesses in which the Company and its Subsidiaries are engaged, including, but not limited to, directors’ and officers’ (D&O) insurance coverage. Neither the Company nor any such Subsidiary has been refused any insurance coverage sought or applied for and neither the Company nor any such Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business without a significant increase in cost.

(o) Regulatory Permits. The Company and the Subsidiaries possess all certificates, authorizations and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct their respective businesses as described in the SEC Documents, except where the failure to possess such permits could not reasonably be expected to result in a Material Adverse Effect (“Material Permits”), and neither the Company nor any Subsidiary has received any notice of any Proceeding relating to the revocation or modification of any Material Permit. For all purposes of this Agreement, the term “Proceeding” means an action, claim, suit, investigation or proceeding (including, without limitation, an informal investigation or partial proceeding, such as a deposition), whether commenced or threatened.

(p) Tax Status. Except for matters that would not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect, the Company and its Subsidiaries each (i) has made or filed all United States federal, state and local income and all foreign income and franchise tax returns, reports and declarations required by any jurisdiction to which it is subject, (ii) has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except for taxes, if any, as are being contested in good faith and as to which adequate reserves have been established by the Company and (iii) has set aside on its books provision reasonably adequate for the payment of all material taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company or of any Subsidiary know of no basis for any such claim. The term “taxes” means all federal, state, local, foreign, and other net income, gross income, gross receipts, sales, use, ad valorem, transfer, franchise, profits, license, lease, service, service use, withholding, payroll, employment, excise, severance, stamp, occupation, premium, property, windfall profits, customs, duties, or other taxes, fees, assessments, or charges of any kind whatsoever, together with any interest and any penalties, additions to tax, or additional amounts with respect thereto. The term “returns” means all returns, declarations, reports, statements, and other documents required to be filed in respect to taxes.

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(q) Transactions With Affiliates and Employees. Except as disclosed in the SEC Documents, none of the officers or directors of the Company or any Subsidiary and, to the knowledge of the Company, none of the employees of the Company or any Subsidiary is presently a party to any transaction with the Company or any Subsidiary (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, providing for the borrowing of money from or lending of money to or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee, stockholder, member or partner, in each case in excess of $120,000 other than for (i) payment of salary or consulting fees for services rendered, (ii) reimbursement for expenses incurred on behalf of the Company and (iii) other employee benefits, including stock option agreements under any equity incentive plan of the Company.

(r) Application of Takeover Protections. The Company and its board of directors have taken or will take, prior to the Commencement Date, all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Articles of Incorporation or the laws of the state of its incorporation which is or could become applicable to the Investor as a result of the transactions contemplated by this Agreement, including, without limitation, the Company’s issuance of the Securities and the Investor’s ownership of the Securities.

(s) Disclosure. Except with respect to the material terms and conditions of the transactions contemplated by the Transaction Documents that will be timely publicly disclosed by the Company, the Company confirms that neither it nor any other Person authorized to act on its behalf has provided the Investor or its agents or counsel with any information that it believes constitutes or might constitute material, non-public information which is not otherwise disclosed in the Registration Statement or the SEC Documents. The Company understands and confirms that the Investor will rely on the foregoing representation in effecting purchases and sales of securities of the Company. All of the disclosure furnished by or on behalf of the Company by a Person authorized by the Company to the Investor regarding the Company, its business and the transactions contemplated hereby is true and correct and does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading. The press releases disseminated by the Company during the twelve months preceding the date of this Agreement taken as a whole do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made and when made, not misleading. The Company acknowledges and agrees that the Investor neither makes nor has made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in Section 3 hereof.

(t) Foreign Corrupt Practices. Neither the Company nor any Subsidiary has, and to the Company’s knowledge, no agent or other person acting on behalf of the Company and each Subsidiary has (i) directly or indirectly, used any funds for unlawful contributions, gifts, entertainment or other unlawful expenses related to foreign or domestic political activity, (ii) made any unlawful payment to foreign or domestic government officials or employees or to any foreign or domestic political parties or campaigns from corporate funds, (iii) failed to disclose fully any contribution made by the Company and each Subsidiary (or made by any person acting on behalf of the Company and each Subsidiary of which the Company is aware) which is in violation of law, or (iv) violated in any material respect any provision of the Foreign Corrupt Practices Act of 1977, as amended (the “FCPA”). The Company has taken reasonable steps to ensure that its accounting controls and procedures are sufficient to cause the Company to comply in all material respects with the FCPA.

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(u) DTC Eligibility. The Company, through the Transfer Agent, currently participates in the DTC Fast Automated Securities Transfer (FAST) Program and the Common Stock can be transferred electronically to third parties via the DTC Fast Automated Securities Transfer (FAST) Program.

(v) Sarbanes-Oxley Act; Internal Controls. The Company and the Subsidiaries are in compliance in all material respects with all applicable requirements of the Sarbanes-Oxley Act of 2002 that are effective as of the date hereof, and all applicable rules and regulations promulgated by the SEC thereunder that are effective as of the Commencement Date. Except as disclosed in the SEC Documents, the Company and the Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that: (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management’s general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. Except as disclosed in the SEC Documents, the Company and the Subsidiaries have established disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the Company and the Subsidiaries and designed such disclosure controls and procedures to ensure that information required to be disclosed by the Company in the reports it files or submits under the Exchange Act is recorded, processed, summarized and reported, within the time periods specified in the SEC’s rules and forms. The Company’s certifying officers have evaluated the effectiveness of the disclosure controls and procedures of the Company and the Subsidiaries as of the end of the period covered by the most recently filed periodic report under the Exchange Act (such date, the “Evaluation Date”). The Company presented in its most recently filed periodic report under the Exchange Act the conclusions of the certifying officers about the effectiveness of the disclosure controls and procedures based on their evaluations as of the Evaluation Date. Since the Evaluation Date, there have been no changes in the internal control over financial reporting (as such term is defined in the Exchange Act) of the Company and its Subsidiaries that have materially affected, or are reasonably likely to materially affect, the internal control over financial reporting of the Company and its Subsidiaries.

(w) Certain Fees. No brokerage or finder’s fees or commissions are or will be payable by the Company to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by the Transaction Documents. The Investor shall have no obligation with respect to any fees or with respect to any claims made by or on behalf of other Persons for fees of a type contemplated in this Section 4(w) that may be due in connection with the transactions contemplated by the Transaction Documents.

(x) Investment Company. Neither the Company nor any of its Subsidiaries is or, immediately after giving effect to the offering and sale of the Securities to the Investor pursuant to this Agreement, will be, an “investment company” or an entity “controlled” by an “investment company,” as such terms are defined in the Investment Company Act of 1940, as amended.

(y) Listing and Maintenance Requirements. The Common Stock is registered pursuant to Section 12(b) of the Exchange Act, and the Company has taken no action designed to, or which to its knowledge is likely to have the effect of, terminating the registration of the Common Stock pursuant to the Exchange Act nor has the Company received any notification that the SEC is currently contemplating terminating such registration. The issued and outstanding shares of Common Stock are listed and posted for trading on the Principal Market, and except as disclosed in the SEC Documents, the Company is in compliance in all respects with the current listing requirements of the Principal Market; and the Securities will be listed and posted for trading on the Principal Market at or prior to Commencement, with respect to the Commitment Shares, and prior to the time of sale to the Investor pursuant to this Agreement, with respect to the Purchase Shares. Except as disclosed in the SEC Documents, the Company has not, in the twelve (12) months preceding the date hereof, received any notice from any Person to the effect that the Company is not in compliance with the listing or maintenance requirements of the Principal Market. Except as disclosed in the SEC Documents, the Company is, and has no reason to believe that it will not in the foreseeable future continue to be, in compliance with all such listing and maintenance requirements.

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(z) Accountants. As of the date hereof, the Company’s accounting firm is M&K CPAs, PLLC (the “Auditor”). The Auditor has expressed its opinion with respect to the Company’s consolidated financial statements included in the 2024 Form 10-K filed by the Company with the SEC. The Auditor is a registered public accounting firm as required by the Exchange Act. The Auditor has not, during the periods covered by the financial statements included in the 2024 Form 10-K, provided to the Company any non-audit services, as such term is used in Section 10A(g) of the Exchange Act.

(aa) No Market Manipulation. The Company has not, and to its knowledge no Person acting on its behalf has, (i) taken, directly or indirectly, any action designed to cause or to result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of any of the Securities, (ii) sold, bid for, purchased, or, paid any compensation for soliciting purchases of, any of the Securities, or (iii) paid or agreed to pay to any Person any compensation for soliciting another to purchase any other securities of the Company.

(bb) Shell Company Status. The Company is not currently, and has never been, an issuer identified in Rule 144(i)(1) under the Securities Act.

(cc) Office of Foreign Assets Control. Neither the Company nor any Subsidiary nor, to the Company’s knowledge, any director, officer, agent, employee or affiliate of the Company or any Subsidiary is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”).

(dd) U.S. Real Property Holding Corporation. The Company is not and has never been a U.S. real property holding corporation within the meaning of Section 897 of the Internal Revenue Code of 1986, as amended.

(ee) Bank Holding Company Act. Neither the Company nor any of its Subsidiaries or affiliates is subject to the Bank Holding Company Act of 1956, as amended (the “BHCA”) and to regulation by the Board of Governors of the Federal Reserve System (the “Federal Reserve”). Neither the Company nor any of its Subsidiaries or affiliates owns or controls, directly or indirectly, five percent (5%) or more of the outstanding shares of any class of voting securities or twenty-five percent (25%) or more of the total equity of a bank or any entity that is subject to the BHCA and to regulation by the Federal Reserve. Neither the Company nor any of its Subsidiaries or affiliates exercises a controlling influence over the management or policies of a bank or any entity that is subject to the BHCA and to regulation by the Federal Reserve.

(ff) Money Laundering. The operations of the Company and its Subsidiaries are and have been conducted at all times in compliance with applicable financial record-keeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, applicable money laundering statutes and applicable rules and regulations thereunder (collectively, the “Money Laundering Laws”), and no Action or Proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any Subsidiary with respect to the Money Laundering Laws is pending or, to the knowledge of the Company or any Subsidiary, threatened.

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(gg) Labor Matters. No labor dispute exists or, to the knowledge of the Company, is imminent with respect to any of the employees of the Company or its Subsidiaries, which could reasonably be expected to result in a Material Adverse Effect. None of the Company’s or its Subsidiaries’ employees is a member of a union that relates to such employee’s relationship with the Company or such Subsidiary, and neither the Company nor any of its Subsidiaries is a party to a collective bargaining agreement, and the Company and its Subsidiaries believe that their relationships with their employees are good. To the knowledge of the Company, no executive officer of the Company or any Subsidiary is, or is now expected to be, in violation of any material term of any employment contract, confidentiality, disclosure or proprietary information agreement or non-competition agreement, or any other contract or agreement or any restrictive covenant in favor of any third party, and the continued employment of each such executive officer does not subject the Company or any of its Subsidiaries to any liability with respect to any of the foregoing matters. The Company and its Subsidiaries are in compliance with all U.S. federal, state, local and foreign laws and regulations relating to employment and employment practices, terms and conditions of employment and wages and hours, except where the failure to be in compliance could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(hh) Cybersecurity. (i)(x) To the Company’s knowledge, there has been no security breach or other compromise of or relating to any of the Company’s or any Subsidiary’s information technology and computer systems, networks, hardware, software, data (including the data of its respective customers, employees, suppliers, vendors and any third party data maintained by or on behalf of it), equipment or technology (collectively, “IT Systems and Data”) and (y) the Company and the Subsidiaries have not been notified of, and has no knowledge of any event or condition that would reasonably be expected to result in, any security breach or other compromise to its IT Systems and Data; (ii) the Company and its Subsidiaries are presently in compliance with all applicable laws or statutes and all judgments, orders, rules and regulations of any court or arbitrator or governmental or regulatory authority, internal policies and contractual obligations relating to the privacy and security of IT Systems and Data and to the protection of such IT Systems and Data from unauthorized use, access, misappropriation or modification, except as would not, individually or in the aggregate, have a Material Adverse Effect; (iii) the Company and its Subsidiaries have implemented and maintained commercially reasonable safeguards to maintain and protect its material confidential information and the integrity, continuous operation, redundancy and security of all IT Systems and Data; and (iv) the Company and the Subsidiaries have implemented backup and disaster recovery technology consistent with customary industry standards and practices.

(ii) Equity Incentive Plans. Each stock option granted by the Company under the Company’s equity incentive plan was granted (i) in accordance with the terms of the Company’s equity incentive plan and (ii) with an exercise price at least equal to the fair market value of the Common Stock on the date such stock option would be considered granted under GAAP and applicable law. No stock option granted under the Company’s equity incentive plan has been backdated. The Company has not knowingly granted, and there is no and has been no Company policy or practice to knowingly grant, stock options prior to, or otherwise knowingly coordinate the grant of stock options with, the release or other public announcement of material information regarding the Company or its Subsidiaries or their financial results or prospects.

(jj) Enforceability of Material Agreements. Except as set forth in the SEC Documents, the descriptions in the SEC Documents of the material agreements between the Company or any of its Subsidiaries, on the one hand, and any one or more third parties, on the other hand, therein described present fairly in all material respects the terms of such agreements, and there are no such material agreements of a character required to be described in the SEC Documents or to be filed as exhibits thereto which are not described or filed as required; all material agreements between the Company or any of its Subsidiaries, on the one hand, and any one or more third parties, on the other hand, expressly referenced in the SEC Documents are legal, valid and binding obligations of the Company or one or more of its Subsidiaries, enforceable against the Company and, as applicable, its Subsidiaries party thereto and, to the knowledge of the Company, the other party or parties thereto, in each case in accordance with their respective terms, except to the extent enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally and by general equitable principles, and except where the failure of any such material agreement to be enforceable in accordance with its terms would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

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(kk) Smaller Reporting Company Status. As of the date hereof, the Company was, and as of the Commencement Date, the Company believes in good faith that it will be, a “smaller reporting company” as defined in Rule 12b-2 of the Exchange Act.

(ll) Emerging Growth Company Status. As of the date of this Agreement, the Company was, and as of the Commencement Date, the Company will be, an “emerging growth company” as defined in Section 2(a)(19) of the Securities Act, as modified by the Jumpstart Our Business Startups Act of 2012.

(mm) Regulatory. Except as set forth in the SEC Documents, and except as would not or would not be reasonably expected to have a Material Adverse Effect, each of the Company and its Subsidiaries (i) is and at all times have been in material compliance with all applicable statutes, rules, and regulations applicable to the ownership, testing, development, processing, use, distribution, marketing, advertising, labeling, promotion, sale, offer for sale, storage, import, export, or disposal of any product developed or distributed by the Company and its Subsidiaries, including, without limitation applicable federal, state, and international laws and regulations governing the collection, use, retention, disclosure, sharing and security of data relevant to the Company and its Subsidiaries (collectively, the “Applicable Laws”); (ii) has not received any notice from any court or arbitrator or governmental or regulatory authority or third party alleging or asserting material noncompliance with any Applicable Laws or any licenses, exemptions, certificates, approvals, clearances, authorizations, permits, registrations, and supplements or amendments thereto required by any such Applicable Laws (“Authorizations”); (iii) possesses all material Authorizations and such Authorizations are valid and in full force and effect and are not in violation of any term of any such Authorizations; (iv) has not received written notice of any claim, action, suit, proceeding, hearing, enforcement, investigation arbitration, or other action from any court or arbitrator or governmental or regulatory authority or third party alleging that any product operation or activity is in material violation of any Applicable Laws or Authorizations nor is any such claim, action, suit, proceeding, hearing, enforcement, investigation, arbitration, or other action threatened in writing; (v) has not received any written notice that any court or arbitrator or governmental or regulatory authority has taken, is taking or intends to take, action to limit, suspend, materially modify, or revoke any Authorizations, nor to the Company’s knowledge is any such limitation, suspension, modification, or revocation threatened in writing; (vi) has filed, obtained, maintained, or submitted all material reports, documents, forms, notices, applications, records, claims, submissions, and supplements or amendments as required by any Applicable Laws or Authorizations and that all such reports, documents, forms, notices, applications, records, claims, submissions, and supplements or amendments were materially complete and accurate on the date filed (or were corrected or supplemented by a subsequent submission); and (vii) is not a party to any corporate integrity agreements, monitoring agreements, consent decrees, settlement orders, or similar agreements with or imposed by any governmental or regulatory authority.

(nn) No Disqualification Events. None of the Company, any of its predecessors, any affiliated issuer, any director, executive officer, other officer of the Company participating in the offering contemplated hereby, any beneficial owner of 20% or more of the Company’s outstanding voting equity securities, calculated on the basis of voting power, nor any promoter (as that term is defined in Rule 405 under the Securities Act) connected with the Company in any capacity at the time of sale (each, an “Issuer Covered Person”) is subject to any of the “Bad Actor” disqualifications described in Rule 506(d)(1)(i) to (viii) under the Securities Act (a “Disqualification Event”), except for a Disqualification Event covered by Rule 506(d)(2) or (d)(3) under the Securities Act. The Company has exercised reasonable care to determine whether any Issuer Covered Person is subject to a Disqualification Event.

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5.	COVENANTS.

(a) Filing of Current Report and Registration Statement. The Company agrees that it shall, within the time required under the Exchange Act, file with the SEC a report on Form 8-K relating to the transactions contemplated by, and describing the material terms and conditions of, the Transaction Documents (the “Current Report”). The Company shall also file with the SEC, within twenty (20) Business Days from the date hereof, a new registration statement (the “Registration Statement”) covering only the resale of the Purchase Shares and all of the Commitment Shares, in accordance with the terms of the Registration Rights Agreement between the Company and the Investor, dated as of the date hereof (the “Registration Rights Agreement”). The Company shall permit the Investor to review and comment upon (1) the final pre-filing draft version of the Current Report at least two (2) Business Days prior to its filing with the SEC, and the Company shall give due consideration to all such comments. The Investor shall use its reasonable best efforts to comment upon the Current Report within one (1) Business Day from the date the Investor receives the final versions thereof from the Company. The Investor shall cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of the Current Report with the SEC.

(b) Blue Sky. The Company shall take all such action, if any, as is reasonably necessary in order to obtain an exemption for or to register or qualify (i) the issuance of the Commitment Shares and the sale of the Purchase Shares to the Investor under this Agreement and (ii) any subsequent resale of all Commitment Shares and all Purchase Shares by the Investor, in each case, under applicable securities or “Blue Sky” laws of the states of the United States in such states as is reasonably requested by the Investor from time to time, and shall provide evidence of any such action so taken to the Investor.

(c) Listing/DTC. The Company shall promptly secure the listing of all of the Purchase Shares and Commitment Shares to be issued to the Investor hereunder on the Principal Market (subject to official notice of issuance) and upon each other national securities exchange or automated quotation system, if any, upon which the Common Stock is then listed, and shall use commercially reasonable efforts to maintain, so long as any shares of Common Stock shall be so listed, such listing of all such Securities from time to time issuable hereunder. The Company shall use commercially reasonable efforts to maintain the listing of the Common Stock on the Principal Market and shall comply in all respects with the Company’s reporting, filing and other obligations under the bylaws or rules and regulations of the Principal Market. Neither the Company nor any of its Subsidiaries shall take any action that would reasonably be expected to result in the delisting or suspension of the Common Stock on the Principal Market. The Company shall promptly, and in no event later than the following Business Day, provide to the Investor copies of any notices it receives from any Person regarding the continued eligibility of the Common Stock for listing on the Principal Market; provided, however, that the Company shall not be required to provide the Investor copies of any such notice that the Company reasonably believes constitutes material non-public information and the Company would not be required to publicly disclose such notice in any report or statement filed with the SEC and under the Exchange Act or the Securities Act. The Company shall pay all fees and expenses in connection with satisfying its obligations under this Section 5(c). The Company shall take all action necessary to ensure that its Common Stock can be transferred electronically as DWAC Shares.

(d) Prohibition of Short Sales and Hedging Transactions. The Investor agrees that beginning on the date of this Agreement and ending on the date of termination of this Agreement as provided in Section 11, the Investor and its agents, representatives and affiliates shall not in any manner whatsoever enter into or effect, directly or indirectly, any (i) “short sale” (as such term is defined in Rule 200 of Regulation SHO of the Exchange Act) of the Common Stock or (ii) hedging transaction, which establishes a net short position with respect to the Common Stock.

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(e) Issuance of Commitment Shares. In consideration for the Investor’s execution and delivery of this Agreement, the Company shall cause to be issued to the Investor a total of 147,682 shares of Common Stock (the “Commitment Shares”) immediately upon the execution of this Agreement and shall deliver to the Transfer Agent the Irrevocable Transfer Agent Instructions with respect to the issuance of such Commitment Shares. For the avoidance of doubt, all of the Commitment Shares shall be fully earned as of the date of this Agreement, whether or not the Commencement shall occur or any Purchase Shares are purchased by the Investor under this Agreement and irrespective of any subsequent termination of this Agreement.

(f) Due Diligence; Non-Public Information. The Investor shall have the right, from time to time as the Investor may reasonably deem appropriate and upon reasonable advance notice to the Company, to perform reasonable due diligence on the Company during normal business hours. The Company and its officers and employees shall provide information and reasonably cooperate with the Investor in connection with any reasonable request by the Investor related to the Investor’s due diligence of the Company. Each party hereto agrees not to disclose any Confidential Information of the other party to any third party and shall not use the Confidential Information for any purpose other than in connection with, or in furtherance of, the transactions contemplated hereby. Each party hereto acknowledges that the Confidential Information shall remain the property of the disclosing party and agrees that it shall take all reasonable measures to protect the secrecy of any Confidential Information disclosed by the other party. The Company confirms that neither it nor any other Person acting on its behalf shall provide the Investor or its agents or counsel with any information that constitutes or might constitute material, non-public information, unless a simultaneous public announcement thereof is made by the Company in the manner contemplated by Regulation FD. In the event of a breach of the foregoing covenant by the Company or any Person acting on its behalf (as determined in the reasonable good faith judgment of the Investor), in addition to any other remedy provided herein or in the other Transaction Documents, if the Investor is holding any Securities at the time of the disclosure of material, non-public information, the Investor shall have the right to make a public disclosure, in the form of a press release, public advertisement or otherwise, of such material, non-public information without the prior approval by the Company; provided the Investor shall have first provided notice to the Company that it believes it has received information that constitutes material, non-public information, the Company shall have at least 24 hours to publicly disclose such material, non-public information prior to any such disclosure by the Investor, the Company shall have failed to demonstrate to the Investor in writing within such time period that such information does not constitute material, non-public information, and the Company shall have failed to publicly disclose such material, non-public information within such time period. The Investor shall not have any liability to the Company, any of its Subsidiaries, or any of their respective directors, officers, employees, stockholders or agents, for any such disclosure. The Company understands and confirms that the Investor shall be relying on the foregoing covenants in effecting transactions in securities of the Company.

(g)  Purchase Records. The Investor and the Company shall each maintain records showing the remaining Available Amount at any given time and the dates and Purchase Amounts for each Regular Purchase, Accelerated Purchase and Additional Accelerated Purchase or shall use such other method, reasonably satisfactory to the Investor and the Company.

(h) Taxes. The Company shall pay any and all transfer, stamp or similar taxes that may be payable with respect to the issuance and delivery of any shares of Common Stock to the Investor made under this Agreement.

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(i) Use of Proceeds. The Company will use the net proceeds from the offering as described in the Registration Statement or the SEC Documents.

(j) Other Transactions. The Company shall not enter into, announce or recommend to its stockholders any agreement, plan, arrangement or transaction in or of which the terms thereof would restrict, materially delay, conflict with or impair the ability or right of the Company to perform its obligations under the Transaction Documents, including, without limitation, the obligation of the Company to deliver the Purchase Shares and the Commitment Shares to the Investor in accordance with the terms of the Transaction Documents.

(k) Integration. From and after the date of this Agreement, neither the Company, nor or any of its affiliates will, and the Company shall use its reasonable best efforts to ensure that no Person acting on their behalf will, directly or indirectly, make any offers or sales of any security or solicit any offers to buy any security, under circumstances that would (i) require registration of the offer and sale by the Company to the Investor of any of the Securities under the Securities Act, or (ii) cause this offering of the Securities by the Company to the Investor to be integrated with other offerings by the Company in a manner that would require stockholder approval pursuant to the rules of the Principal Market on which any of the securities of the Company are listed or designated, unless in the case of this clause (ii), stockholder approval is obtained before the closing of such subsequent transaction in accordance with the rules of such Principal Market.

(l) Limitation on Substantially Similar Transactions. From and after the date of this Agreement until the later of (i) the 36-month anniversary of the date of this Agreement and (ii) the 36-month anniversary of the Commencement Date (if the Commencement has occurred), irrespective of any earlier termination of this Agreement, the Company and its Subsidiaries shall be prohibited from effecting or entering into an agreement to effect any issuance by the Company or any of its Subsidiaries of Common Stock or Common Stock Equivalents (or any combination of units thereof) in any “equity line of credit” or other substantially similar offering whereby an investor is irrevocably bound to purchase securities over a period of time from the Company at a price based on the market price of the Common Stock at the time of each such purchase, other than in connection with an Exempt Issuance. The Investor shall be entitled to seek injunctive relief against the Company and its Subsidiaries to preclude any such issuance, which remedy shall be in addition to any right to collect damages, without the necessity of showing economic loss and without any bond or other security being required. “Common Stock Equivalents” means any securities of the Company or its Subsidiaries which entitle the holder thereof to acquire at any time shares of Common Stock, including, without limitation, any debt, preferred stock, rights, options, warrants or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, shares of Common Stock. “Exempt Issuance” means the issuance of (a) any Securities issued or issuable to the Investor pursuant to this Agreement, and any securities, including, without limitation, Common Stock or Common Stock Equivalents (or any combination of units thereof), issued or issuable to the Investor or any affiliate of the Investor pursuant to any other existing agreement or arrangement between the Company or any of its Subsidiaries, on the one hand, and the Investor or any of its affiliates, on the other hand, if any, (b) any securities issued or issuable upon the exercise or exchange of or conversion of any shares of Common Stock or Common Stock Equivalents owned or held, directly or indirectly, by the Investor or any of its affiliates or designees at any time, (c) any securities, including, without limitation, Common Stock or Common Stock Equivalents (or any combination of units thereof), issuable to the Investor or any of its affiliates or designees pursuant to any other future agreement or arrangement between the Investor or any of its affiliates or designees, on the one hand, and the Company or any of its Subsidiaries, on the other hand, entered into after the date of this Agreement, if any, or (d) shares of Common Stock issued pursuant to an “at-the-market offering” under Rule 415(a)(4) under the Securities Act by the Company exclusively through one or more registered broker-dealer(s) acting as agent(s) of the Company pursuant to a written agreement between the Company and such registered broker-dealer(s).

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6.	TRANSFER AGENT INSTRUCTIONS.

(a) On the date of this Agreement, the Company shall issue irrevocable instructions to the Transfer Agent substantially in the form attached hereto as Exhibit C to issue the Commitment Shares in accordance with the terms of this Agreement (the “Irrevocable Transfer Agent Instructions”). The certificate(s) or book-entry statement(s) representing the Commitment Shares, except as set forth below, shall bear the following restrictive legend (the “Restrictive Legend”):

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS, UNLESS SOLD PURSUANT TO: (1) RULE 144 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (2) AN OPINION OF HOLDER’S COUNSEL, IN A CUSTOMARY FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR APPLICABLE STATE SECURITIES LAWS.

(b) On the earlier of (i) the Commencement Date and (ii) such time that the Investor shall request, provided all conditions of Rule 144 under the Securities Act are met, the Company shall, no later than one (1) Business Day following the delivery by the Investor to the Company or the Transfer Agent of one or more legended certificates or book-entry statements representing the Commitment Shares (which certificates or book-entry statements the Investor shall promptly deliver on or prior to the first to occur of the events described in clauses (i) and (ii) of this sentence), as directed by the Investor, issue and deliver (or cause to be issued and delivered) to the Investor, as requested by the Investor, either: (A) a certificate or book-entry statement representing such Commitment Shares that is free from all restrictive and other legends or (B) a number of shares of Common Stock equal to the number of Commitment Shares represented by the certificate(s) or book-entry statement(s) so delivered by the Investor as DWAC Shares. The Company shall take all actions to carry out the intent and accomplish the purposes of the immediately preceding sentence, including, without limitation, delivering all such legal opinions, consents, certificates, resolutions and instructions to the Transfer Agent, and any successor transfer agent of the Company, as may be requested from time to time by the Investor or necessary or desirable to carry out the intent and accomplish the purposes of the immediately preceding sentence. On the Commencement Date, the Company shall issue to the Transfer Agent, and any subsequent transfer agent, (i) irrevocable instructions in the form substantially similar to those used by the Investor in substantially similar transactions (the “Commencement Irrevocable Transfer Agent Instructions”) and (ii) the notice of effectiveness of the Registration Statement in the form attached as an exhibit to the Registration Rights Agreement (the “Notice of Effectiveness of Registration Statement”), in each case to issue the Commitment Shares and the Purchase Shares in accordance with the terms of this Agreement and the Registration Rights Agreement. All Purchase Shares and Commitment Shares to be issued from and after Commencement to or for the benefit of the Investor pursuant to this Agreement shall be issued only as DWAC Shares. The Company represents and warrants to the Investor that, while this Agreement is effective, no instruction other than the Commencement Irrevocable Transfer Agent Instructions and the Notice of Effectiveness of Registration Statement referred to in this Section 6(b) will be given by the Company to the Transfer Agent with respect to the Purchase Shares or the Commitment Shares from and after Commencement, and the Purchase Shares and the Commitment Shares covered by the Registration Statement shall otherwise be freely transferable on the books and records of the Company. If the Investor effects a sale, assignment or transfer of the Purchase Shares, the Company shall permit the transfer and shall promptly instruct the Transfer Agent (and any subsequent transfer agent) to issue DWAC Shares in such name and in such denominations as specified by the Investor to effect such sale, transfer or assignment. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Investor. Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations under this Section 6 will be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of this Section 6, that the Investor shall be entitled, in addition to all other available remedies, to an order and/or injunction restraining any breach and requiring immediate issuance and transfer, without the necessity of showing economic loss and without any bond or other security being required. The Company agrees that if the Company fails to fully comply with the provisions of this Section 6(b) within five (5) Business Days of the Investor providing the deliveries referred to above, the Company shall, at the Investor’s written instruction, purchase such shares of Common Stock containing the restrictive legend from the Investor at the greater of the (i) purchase price paid for such shares of Common Stock (as applicable) and (ii) the Closing Sale Price of the Common Stock on the date of the Investor’s written instruction.

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7.	CONDITIONS TO THE COMPANY’S RIGHT TO COMMENCE SALES OF SHARES OF COMMON STOCK.

The right of the Company hereunder to commence sales of the Purchase Shares on the Commencement Date is subject to the satisfaction of each of the following conditions:

(a) The Investor shall have executed each of the Transaction Documents and delivered the same to the Company;

(b) The Registration Statement covering the resale of the Purchase Shares and all of the Commitment Shares shall have been declared effective under the Securities Act by the SEC, and no stop order with respect to the Registration Statement shall be pending or threatened by the SEC; and

(c) The representations and warranties of the Investor shall be true and correct in all material respects as of the date hereof and as of the Commencement Date as though made at that time.

8.	CONDITIONS TO THE INVESTOR’S OBLIGATION TO PURCHASE SHARES OF COMMON STOCK.

The obligation of the Investor to buy Purchase Shares under this Agreement is subject to the satisfaction of each of the following conditions on or prior to the Commencement Date and, once such conditions have been initially satisfied, there shall not be any ongoing obligation to satisfy such conditions after the Commencement has occurred:

(a) The Company shall have executed each of the Transaction Documents and delivered the same to the Investor;

(b) The Company shall have issued or caused to be issued to the Investor (i) one or more certificates or book-entry statements representing the Commitment Shares free from all restrictive and other legends or (ii) a number of shares of Common Stock equal to the number of Commitment Shares as DWAC Shares, in each case in accordance with Section 6(b);

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(c) The Common Stock shall be listed or quoted on the Principal Market, subject only to customary listing conditions, trading in the Common Stock shall not have been within the last 365 days suspended by the SEC, the Principal Market, and all Securities to be issued by the Company to the Investor pursuant to this Agreement shall have been approved for listing or quotation on the Principal Market in accordance with the applicable rules and regulations of the Principal Market, subject only to official notice of issuance and any standard listing conditions for transactions of this nature;

(d) The Investor shall have received the opinions and negative assurances of the Company’s legal counsel, dated as of the Commencement Date, substantially in the forms heretofore agreed by the parties hereto;

(e) The representations and warranties of the Company shall be true and correct in all material respects (except to the extent that any of such representations and warranties is already qualified as to materiality in Section 4 above, in which case, the portion of such representations and warranties so qualified shall be true and correct without further qualification) as of the date hereof and as of the Commencement Date as though made at that time (except for representations and warranties that speak as of a specific date, which shall be true and correct as of such date) and the Company shall have performed, satisfied and complied with the covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by the Company at or prior to the Commencement Date. The Investor shall have received a certificate, executed by the President, CEO and CFO of the Company, dated as of the Commencement Date, to the foregoing effect substantially in the form attached hereto as Exhibit A;

(f) The Board of Directors of the Company shall have adopted the Signing Resolutions, which shall be in full force and effect without any amendment or supplement thereto as of the Commencement Date;

(g) As of the Commencement Date, the Company shall have reserved out of its authorized and unissued Common Stock, solely for the purpose of effecting purchases of Purchase Shares hereunder, 7,692,308 shares of Common Stock;

(h) The Commencement Irrevocable Transfer Agent Instructions and the Notice of Effectiveness of Registration Statement each shall have been delivered to and acknowledged in writing by the Company and the Company’s Transfer Agent (or any successor transfer agent);

(i) The Company shall have delivered to the Investor a certificate evidencing the incorporation and good standing of the Company in the State of Nevada issued by the Secretary of State of the State of Nevada as of a date within ten (10) Business Days of the Commencement Date;

(j) The Company shall have delivered to the Investor a certified copy of the Articles of Incorporation as certified by the Secretary of State of the State of Nevada within ten (10) Business Days of the Commencement Date;

(k) The Company shall have delivered to the Investor a secretary’s certificate executed by the Secretary of the Company, dated as of the Commencement Date, substantially in the form attached hereto as Exhibit B;

(l) The Registration Statement covering the resale of the Purchase Shares and all of the Commitment Shares shall have been declared effective under the Securities Act by the SEC, and no stop order with respect to the Registration Statement shall be pending or threatened by the SEC. The Company shall have prepared and filed with the SEC, not later than one (1) Business Day after the effective date of the Registration Statement, a final and complete prospectus (the preliminary form of which shall be included in the Registration Statement) and shall have delivered to the Investor a true and complete copy thereof. Such prospectus shall be current and available for the resale by the Investor of all of the Securities covered thereby. The Current Report shall have been filed with the SEC as required pursuant to Section 5(a). All reports, schedules, registrations, forms, statements, information and other documents required to have been filed by the Company with the SEC at or prior to the Commencement Date pursuant to the reporting requirements of the Exchange Act shall have been filed with the SEC within the applicable time periods prescribed for such filings under the Exchange Act;

(m) No Suspension Event has occurred, or any event which, after notice and/or lapse of time, would become a Suspension Event has occurred;

(n) All federal, state and local governmental laws, rules and regulations applicable to the transactions contemplated by the Transaction Documents and necessary for the execution, delivery and performance of the Transaction Documents and the consummation of the transactions contemplated thereby in accordance with the terms thereof shall have been complied with, and all consents, authorizations and orders of, and all filings and registrations with, all federal, state and local courts or governmental agencies and all federal, state and local regulatory or self-regulatory agencies necessary for the execution, delivery and performance of the Transaction Documents and the consummation of the transactions contemplated thereby in accordance with the terms thereof shall have been obtained or made, including, without limitation, in each case those required under the Securities Act, the Exchange Act, applicable state securities or “Blue Sky” laws or applicable rules and regulations of the Principal Market, or otherwise required by the SEC, the Principal Market or any state securities regulators;

(o) No statute, regulation, order, decree, writ, ruling or injunction shall have been enacted, entered, promulgated, threatened or endorsed by any federal, state or local court or governmental authority of competent jurisdiction which prohibits the consummation of or which would materially modify or delay any of the transactions contemplated by the Transaction Documents; and

(p) No action, suit or proceeding before any federal, state, local or foreign arbitrator or any court or governmental authority of competent jurisdiction shall have been commenced or threatened, and no inquiry or investigation by any federal, state, local or foreign governmental authority of competent jurisdiction shall have been commenced or threatened, against the Company, or any of the officers, directors or affiliates of the Company, seeking to restrain, prevent or change the transactions contemplated by the Transaction Documents, or seeking material damages in connection with such transactions.

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9.	INDEMNIFICATION.

In consideration of the Investor’s execution and delivery of the Transaction Documents and acquiring the Securities hereunder and in addition to all of the Company’s other obligations under the Transaction Documents, the Company shall defend, protect, indemnify and hold harmless the Investor and all of its affiliates, stockholders, members, officers, directors, employees and direct or indirect investors and any of the foregoing Person’s agents or other representatives (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) (collectively, the “Indemnitees”) from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages, and expenses in connection therewith (irrespective of whether any such Indemnitee is a party to the action for which indemnification hereunder is sought), and including reasonable attorneys’ fees and disbursements (the “Indemnified Liabilities”), incurred by any Indemnitee as a result of, or arising out of, or relating to (a) any misrepresentation or breach of any representation or warranty made by the Company in the Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby, (b) any breach of any covenant, agreement or obligation of the Company contained in the Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby, or (c) any cause of action, suit or claim brought or made against such Indemnitee and arising out of or resulting from the execution, delivery, performance or enforcement of the Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby, other than, in the case of clause (c), with respect to Indemnified Liabilities which directly and primarily result from the fraud, gross negligence or willful misconduct of an Indemnitee. The indemnity in this Section 9 shall not apply to amounts paid in settlement of any claim if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld, conditioned or delayed. To the extent that the foregoing undertaking by the Company may be unenforceable for any reason, the Company shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law. Payment under this indemnification shall be made within thirty (30) days from the date Investor makes written request for it; provided, however, that the Indemnitee shall agree to repay any amounts paid to such Indemnitee hereunder if it is ultimately determined, by a final, non-appealable order of a court of competent jurisdiction that the Indemnitee is not entitled to be indemnified pursuant to this Section 9. A certificate containing reasonable detail as to the amount of such indemnification submitted to the Company by Investor shall be conclusive evidence, absent manifest error, of the amount due from the Company to Investor. If any action shall be brought against any Indemnitee in respect of which indemnity may be sought pursuant to this Agreement, such Indemnitee shall promptly notify the Company in writing, and the Company shall have the right to assume the defense thereof with counsel of its own choosing reasonably acceptable to the Indemnitee. Any Indemnitee shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnitee, except to the extent that (i) the employment thereof has been specifically authorized by the Company in writing, (ii) the Company has failed after a reasonable period of time to assume such defense and to employ counsel or (iii) in such action there is, in the reasonable opinion of such separate counsel, a material conflict on any material issue between the position of the Company and the position of such Indemnitee, in which case the Company shall be responsible for the reasonable fees and expenses of no more than one such separate counsel.

10.	SUSPENSION EVENTS.

A “Suspension Event” shall be deemed to have occurred at any time as any of the following events occurs:

(a) the effectiveness of a registration statement registering the resale of the Securities lapses for any reason (including, without limitation, the issuance of a stop order or similar order) or such registration statement (or the prospectus forming a part thereof) is unavailable to the Investor for resale of any or all of the Securities to be issued to the Investor under the Transaction Documents, and such lapse or unavailability continues for a period of ten (10) consecutive Business Days or for more than an aggregate of thirty (30) Business Days in any 365-day period, but excluding a lapse or unavailability where (i) the Company terminates a registration statement after the Investor has confirmed in writing that all of the Securities covered thereby have been resold or (ii) the Company supersedes one registration statement with another registration statement, including (without limitation) by terminating a prior registration statement when it is effectively replaced with a new registration statement covering Securities (provided in the case of this clause (ii) that all of the Securities covered by the superseded (or terminated) registration statement that have not theretofore been resold are included in the superseding (or new) registration statement);

(b) the suspension of the Common Stock from trading on the Principal Market for a period of one (1) Business Day, provided that the Company may not direct the Investor to purchase any shares of Common Stock during any such suspension;

(c) the delisting of the Common Stock from The Nasdaq Capital Market (or any nationally recognized successor thereto), provided, however, that the Common Stock is not immediately thereafter trading on The Nasdaq Global Market, The Nasdaq Global Select Market, the New York Stock Exchange, the NYSE American, the NYSE Arca, or The OTCQX Best Market or The OTCQB Venture Market operated by OTC Markets Group, Inc. (or any nationally recognized successor to any of the foregoing);

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(d) the failure for any reason by the Transfer Agent to issue Purchase Shares to the Investor within two (2) Business Days after the Purchase Date, Accelerated Purchase Date or Additional Accelerated Purchase Date, as applicable, on which the Investor is entitled to receive such Purchase Shares;

(e) the Company breaches any representation, warranty, covenant or other term or condition under any Transaction Document if such breach would reasonably be expected to have a Material Adverse Effect and except, in the case of a breach of a covenant which is reasonably curable, only if such breach continues for a period of at least five (5) Business Days;

(f) if any Person commences a proceeding against the Company pursuant to or within the meaning of any Bankruptcy Law;

(g) if the Company, pursuant to or within the meaning of any Bankruptcy Law, (i) commences a voluntary case, (ii) consents to the entry of an order for relief against it in an involuntary case, (iii) consents to the appointment of a Custodian of it or for all or substantially all of its property, or (iv) makes a general assignment for the benefit of its creditors or is generally unable to pay its debts as the same become due;

(h) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that (i) is for relief against the Company in an involuntary case, (ii) appoints a Custodian of the Company or for all or substantially all of its property, or (iii) orders the liquidation of the Company or any Subsidiary;

(i) if at any time the Company is not eligible to transfer its Common Stock electronically as DWAC Shares;

(j) if at any time after the Commencement Date, the Exchange Cap is reached (to the extent such Exchange Cap is applicable pursuant to Section 2(e) hereof), and the stockholder approval referred to in Section 2(e)(i) has not been obtained in accordance with the applicable rules of The Nasdaq Stock Market; or

(k) if at any time the Investor’s broker is unable to accept Commitment Shares or Purchase Shares for deposit for reasons not within the Investor’s control.

In addition to any other rights and remedies under applicable law and this Agreement, so long as a Suspension Event has occurred and is continuing, or if any event which, after notice and/or lapse of time, would reasonably be expected to become a Suspension Event has occurred and is continuing, the Company shall not deliver to the Investor any Regular Purchase Notice, Accelerated Purchase Notice or Additional Accelerated Purchase Notice.

11.	TERMINATION

This Agreement may be terminated only as follows:

(a) If pursuant to or within the meaning of any Bankruptcy Law, the Company commences a voluntary case or any Person commences a proceeding against the Company which is not discharged within 90 days, a Custodian is appointed for the Company or for all or substantially all of its property, or the Company makes a general assignment for the benefit of its creditors (any of which would be a Suspension Event as described in Sections 10(f), 10(g) and 10(h) hereof), this Agreement shall automatically terminate without any liability or payment to the Company (except as set forth below) without further action or notice by any Person.

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(b) In the event that (i) the Company fails to file the Registration Statement with the SEC within the period specified in Section 5(a) hereof in accordance with the terms of the Registration Rights Agreement or (ii) the Commencement shall not have occurred on or before December 31, 2025, due to the failure to satisfy the conditions set forth in Sections 7 and 8 above with respect to the Commencement, then, in the case of clause (i) above, this Agreement may be terminated by the Investor at any time prior to the filing of the Registration Statement and, in the case of clause (ii) above, this Agreement may be terminated by either party at the close of business on December 31, 2025 or thereafter, in each case without liability of such party to the other party (except as set forth below); provided, however, that the right to terminate this Agreement under this Section 11(b) shall not be available to any party if such party is then in breach of any covenant or agreement contained in this Agreement or any representation or warranty of such party contained in this Agreement fails to be true and correct such that the conditions set forth in Section 7(c) or Section 8(e), as applicable, could not then be satisfied.

(c) At any time after the Commencement Date, the Company shall have the option to terminate this Agreement for any reason or for no reason by delivering notice (a “Company Termination Notice”) to the Investor electing to terminate this Agreement without any liability whatsoever of any party to any other party under this Agreement (except as set forth below). The Company Termination Notice shall not be effective until one (1) Business Day after it has been received by the Investor.

(d) This Agreement shall automatically terminate on the date that the Company sells and the Investor purchases the full Available Amount as provided herein, without any action or notice on the part of any party and without any liability whatsoever of any party to any other party under this Agreement (except as set forth below).

(e) If, for any reason or for no reason, the full Available Amount has not been purchased in accordance with Section 2 of this Agreement by the Maturity Date, this Agreement shall automatically terminate on the Maturity Date, without any action or notice on the part of any party and without any liability whatsoever of any party to any other party under this Agreement (except as set forth below).

Except as set forth in Sections 11(a) (in respect of a Suspension Event under Sections 10(f), 10(g) and 10(h)), 11(d) and 11(e), any termination of this Agreement pursuant to this Section 11 shall be effected by written notice from the Company to the Investor, or the Investor to the Company, as the case may be, setting forth the basis for the termination hereof. The representations and warranties and covenants of the Company and the Investor contained in Sections 3, 4, 5, and 6 hereof, the indemnification provisions set forth in Section 9 hereof and the agreements and covenants set forth in Sections 10, 11 and 12 shall survive the execution and delivery of this Agreement and any termination of this Agreement. No termination of this Agreement shall (i) affect the Company’s or the Investor’s rights or obligations under (A) this Agreement with respect to pending Regular Purchases, Accelerated Purchases or Additional Accelerated Purchases and the Company and the Investor shall complete their respective obligations with respect to any pending Regular Purchases, Accelerated Purchases and Additional Accelerated Purchases under this Agreement and (B) the Registration Rights Agreement, which shall survive any such termination, or (ii) be deemed to release the Company or the Investor from any liability for intentional misrepresentation or willful breach of any of the Transaction Documents.

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12.	MISCELLANEOUS.

(a) Governing Law; Jurisdiction; Jury Trial. The corporate laws of the State of Nevada shall govern all issues concerning the relative rights of the Company and its stockholders. All other questions concerning the construction, validity, enforcement and interpretation of this Agreement, the Registration Rights Agreement and the other Transaction Documents shall be governed by the internal laws of the State of Illinois, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Illinois or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of Illinois. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the State of Illinois, County of Cook, for the adjudication of any dispute hereunder or under the other Transaction Documents or in connection herewith or therewith, or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

(b) Counterparts. This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party; provided that a facsimile signature or signature delivered by e-mail in a “.pdf” format data file, including any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com, www.echosign.adobe.com, etc., shall be considered due execution and shall be binding upon the signatory thereto with the same force and effect as if the signature were an original signature.

(c) Headings. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

(d) Severability. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction.

(e) Entire Agreement. The Transaction Documents supersede all other prior oral or written agreements between the Investor, the Company, their affiliates and Persons acting on their behalf with respect to the subject matter thereof, and this Agreement, the other Transaction Documents and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor the Investor makes any representation, warranty, covenant or undertaking with respect to such matters. The Company acknowledges and agrees that is has not relied on, in any manner whatsoever, any representations or statements, written or oral, other than as expressly set forth in the Transaction Documents.

(f) Notices. Any notices, consents or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt when delivered personally; (ii) upon receipt when sent by facsimile or email (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or (iii) one Business Day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses for such communications shall be:

If to the Company:

Bullfrog AI Holdings, Inc.

325 Ellington Blvd., Unit 317

Gaithersburg, MD 20878

Telephone: (240) 658-6710

E-mail: vin.singh@bullfrogai.com

Attention: Vininder Singh

Chief Executive Officer

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With a copy to (which shall not constitute notice or service of process):

Ballard Spahr LLP

1735 Market Street, 51st Floor

Philadelphia, PA 19103-7599

Telephone: (215) 864-8737

Facsimile: (215) 864-8999

E-mail: jaslowp@ballardspahr.com

Attention: Peter Jaslow, Esq.

If to the Investor:

Lincoln Park Capital Fund, LLC

415 N. LaSalle Drive, Suite 700B

Chicago, IL 60654

Telephone: (312) 822-9300

Facsimile: (312) 822-9301

E-mail: jscheinfeld@lpcfunds.com/jcope@lpcfunds.com

Attention: Joshua Scheinfeld/Jonathan Cope

With a copy to (which shall not constitute notice or service of process):

Reed Smith LLP

599 Lexington Avenue

New York, NY 10022

Telephone: (212) 549-0285

Facsimile: (212) 521-5450

E-mail: amarsico@reedsmith.com

Attention: Anthony J. Marsico, Esq.

If to the Transfer Agent:

VStock Transfer, LLC

18 Lafayette Place

Woodmere, NY 11598

Telephone: (212) 828-8436

Facsimile: (646) 536-3179
E-mail: compliance@vstocktransfer.com

Attention: Legal and Compliance Dept.

or at such other address and/or facsimile number and/or email address and/or to the attention of such other Person as the recipient party has specified by written notice given to each other party three (3) Business Days prior to the effectiveness of such change. Written confirmation of receipt (A) given by the recipient of such notice, consent or other communication, (B) mechanically or electronically generated by the sender’s facsimile machine or email account containing the time, date, and recipient facsimile number or email address, as applicable, and an image of the first page of such transmission or (C) provided by a nationally recognized overnight delivery service, shall be rebuttable evidence of personal service, receipt by facsimile or receipt from a nationally recognized overnight delivery service in accordance with clause (i), (ii) or (iii) above, respectively.

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(g) Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns. The Company shall not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Investor, including by merger or consolidation. The Investor may not assign its rights or obligations under this Agreement.

(h) No Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns and, except as set forth in Section 9, is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

(i) Publicity. The Company shall afford the Investor and its counsel with the opportunity to review and comment upon, shall consult with the Investor and its counsel on the form and substance of, and shall give due consideration to all such comments from the Investor or its counsel on, any press release, SEC filing or any other public disclosure by or on behalf of the Company relating to the Investor, its purchases hereunder or any aspect of the Securities, the Transaction Documents or the transactions contemplated thereby, not less than 24 hours prior to the issuance, filing or public disclosure thereof. The Investor must be provided with a final version of any portion of such press release, SEC filing or other public disclosure relating to the Investor, its purchases hereunder or any aspect of the Securities, the Transaction Documents or the transactions contemplated thereby at least 24 hours prior to any release, issuance, filing or use by the Company thereof. The Company agrees and acknowledges that its failure to fully comply with this Section 12(i) shall constitute a Material Adverse Effect

(j) Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to consummate and make effective, as soon as reasonably possible, the Commencement, and to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

(k) No Financial Advisor, Placement Agent, Broker or Finder. The Company represents and warrants to the Investor that it has not engaged any financial advisor, placement agent, broker or finder in connection with the transactions contemplated hereby. The Investor represents and warrants to the Company that it has not engaged any financial advisor, placement agent, broker or finder in connection with the transactions contemplated hereby. The Company shall be responsible for the payment of any fees or commissions, if any, of any financial advisor, placement agent, broker or finder relating to or arising out of the transactions contemplated hereby. The Company shall pay, and hold the Investor harmless against, any liability, loss or expense (including, without limitation, reasonable attorneys’ fees and out of pocket expenses) arising in connection with any such claim.

(l) No Strict Construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party. In addition, each and every reference to share prices and shares of Common Stock in this Agreement shall be subject to adjustment as provided in this Agreement for reverse and forward stock splits, stock dividends, stock combinations and other similar transactions of the Common Stock that occur after the date of this Agreement.

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(m) Remedies, Other Obligations, Breaches and Injunctive Relief. The Investor’s remedies provided in this Agreement, including, without limitation, the Investor’s remedies provided in Section 9, shall be cumulative and in addition to all other remedies available to the Investor under this Agreement, at law or in equity (including a decree of specific performance and/or other injunctive relief), no remedy of the Investor contained herein shall be deemed a waiver of compliance with the provisions giving rise to such remedy and nothing herein shall limit the Investor’s right to pursue actual damages for any failure by the Company to comply with the terms of this Agreement. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Investor and that the remedy at law for any such breach may be inadequate. The Company therefore agrees that, in the event of any such breach or threatened breach, the Investor shall be entitled, in addition to all other available remedies, to an injunction restraining any breach, without the necessity of showing economic loss and without any bond or other security being required.

(n) Enforcement Costs. If: (i) this Agreement is placed by the Investor in the hands of an attorney for enforcement or is enforced by the Investor through any legal proceeding; (ii) an attorney is retained to represent the Investor in any bankruptcy, reorganization, receivership or other proceedings affecting creditors’ rights and involving a claim under this Agreement; or (iii) an attorney is retained to represent the Investor in any other proceedings whatsoever in connection with this Agreement, then the Company shall pay to the Investor, as incurred by the Investor, all reasonable costs and expenses including reasonable attorneys’ fees incurred in connection therewith, in addition to all other amounts due hereunder.

(o) Amendment and Waiver; Failure or Indulgence Not Waiver. No provision of this Agreement may be amended or waived by the parties from and after the date that is one (1) Business Day immediately preceding the initial filing of the Registration Statement with the SEC. Subject to the immediately preceding sentence, (i) no provision of this Agreement may be amended other than by a written instrument signed by both parties hereto and (ii) no provision of this Agreement may be waived other than in a written instrument signed by the party against whom enforcement of such waiver is sought. No failure or delay in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege.

** Signature Page Follows **

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IN WITNESS WHEREOF, the Investor and the Company have caused this Agreement to be duly executed as of the date first written above.

THE COMPANY:

BULLFROG AI HOLDINGS, INC.

By:
Name:	Vininder Singh
Title:	Chief Executive Officer

INVESTOR:

LINCOLN PARK CAPITAL FUND, LLC

BY:	LINCOLN PARK CAPITAL, LLC

BY:	ROCKLEDGE CAPITAL CORPORATION

By:
Name:	Joshua Scheinfeld
Title:	President

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EXHIBITS

Exhibit A	Form of Officer’s Certificate

Exhibit B	Form of Secretary’s Certificate

Exhibit C	Form of Letter to Transfer Agent

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APPENDIX B

BULLFROG AI HOLDINGS, INC.

AMENDMENT NO. 1 TO

2022 EQUITY INCENTIVE PLAN

EFFECTIVE DATE:

This Amendment No. 1, dated and effective October __, 2025 (the “Amendment”), is an amendment to the 2022 Equity Incentive Plan (the “Plan”), of Bullfrog AI Holdings, Inc., a Nevada corporation (the “Company”). All capitalized terms used in this Amendment without definition have the meanings set forth in the Plan.

WHEREAS, Section 16.1 authorizes the Board of Directors of the Company (the “Board”) to make amendments to the Plan, subject to stockholder approval as required by law or agreement.

WHEREAS, on August 27, 2025, the Board approved amendments to the Plan to increase the number of shares available for awards under the Plan by 750,000 shares (on a pre-reverse stock split basis), from 900,000 to 1,650,000 shares, and submitted the Amendment to the Company’s stockholders for approval at the Special Meeting of Stockholders held on October 22, 2025.

WHEREAS, the Board has approved retaining Section 4.6 of the Plan, providing for evergreen increases under the Plan in future years until the ten (10) year anniversary of such provision which will arise after the first business day of January 2032.

WHEREAS, on October __, 2025, the stockholders approved the foregoing amendments to the Plan.

NOW, THEREFORE, intending to be legally bound, and in accordance with the approvals set forth in the WHEREAS clauses, which are incorporated by reference into this Amendment, the Company amends the Plan as follows:

1. Section 4 of the Plan is deleted in its entirety and is replaced by the following:

“4. Shares Subject to the Plan.

4.1 Subject to adjustment in accordance with Section 14, no more than 1,650,000 shares of Common Stock (on a pre-reverse stock split basis) shall be available for the grant of Awards under the Plan (the “Total Share Reserve”). During the terms of the Awards, the Company shall keep available at all times the number of shares of Common Stock required to satisfy such Awards.

4.2 Shares of Common Stock available for distribution under the Plan may consist, in whole or in part, of authorized and unissued shares, treasury shares or shares reacquired by the Company in any manner.

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4.3 Subject to adjustment in accordance with Section 14, no more than 1,000,000 shares of Common Stock may be issued in the aggregate pursuant to the exercise of Incentive Stock Options (the “ISO Limit”).

4.4 Any shares of Common Stock subject to an Award that expires or is canceled,, forfeited or terminated without issuance of the full number of shares of Common Stock to which the Award related shall again be available for issuance of Awards or delivery under the Plan. Any shares of Common Stock subject to an Award under the Plan that are (a) tendered in payment of an Option, (b) delivered or withheld by the Company to satisfy any tax withholding obligations or (c) covered by a stock-settled Stock Appreciation Right or other Awards that were not issued upon the settlement of the Award shall be added back to the shares of Common S tock available for issuance of Awards or delivery under the Plan and, to the extent permitted under Section 422 of the Code and the regulations promulgated thereunder to the shares of Common S tock that may be issued as Incentive Stock Options.

4.5 Awards may, in the sole discretion of the Committee, be granted under the Plan in assumption of or in substitution for outstanding awards previously grants by an entity acquired by the Company or with which the Company combines (“Substitute Awards”). Substitute Awards shall not be counted against the Total Share Reserve; provided, that, Substitute Awards issued in connection with the assumption of or in substitution for outstanding options intended to qualify as Incentive Stock Options shall be counted against the ISO Limit. Subject to applicable stock exchange requirements, available shares under a stockholder-approved plan of an entity directly or indirectly acquired by the Company or with which the Company combines (as appropriately adjusted to reflect such acquisition or transaction) may be used for Awards under the Plan and shall not count toward the Total Share Limit.

4.6 Notwithstanding Section 4.1 above, on the first day of each month commencing January 1, 2023, or the first business day of the calendar year if the first day of the calendar year falls on a Saturday or Sunday, the number of shares eligible for Awards under the Plan will automatically increase in an amount equal to 15% of the total number of shares of common stock outstanding as of December 31st of the preceding fiscal year.”

2. Except as amended by this Amendment, the Plan continues in full force and effect.

3. In the event of a conflict between this Amendment and the Plan, this Amendment shall govern.

Adopted by the Board of Directors: August 27, 2025

Adopted by the stockholders: October __, 2025

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SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on October 21, 2025. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/BFRG2025SM**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on October 21, 2025. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V79692-Z91159

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

BULLFROG AI HOLDINGS, INC.

The undersigned hereby revokes any proxies as to said shares heretofore given by the undersigned and ratifies and confirms all that said proxy lawfully may do by virtue hereof.

Please mark, date and sign exactly as your name appears hereon, including designation as executor, trustee, etc., if applicable, and return the proxy in the enclosed postage-paid envelope as promptly as possible. It is important to return this proxy properly signed in order to exercise your right to vote if you do not attend the meeting and vote at the meeting. A corporation must sign in its name by the president or other authorized officer. All co-owners and each joint owner must sign.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

V79693-Z91159

BULLFROG AI HOLDINGS, INC.
SPECIAL MEETING OF STOCKHOLDERS – OCTOBER 22, 2025
PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned stockholder of Bullfrog AI Holdings, Inc. hereby constitutes and appoints Vininder Singh and Josh Blacher as attorneys and proxies, with full power of substitution, to appear, attend and vote all of the shares of common stock in the name of the undersigned at the Special Meeting of Stockholders to be held exclusively via online audio-only broadcast on October 22, 2025, beginning at 10:00 a.m., local time, and which can be attended by visiting www.virtualshareholdermeeting.com/BFRG2025SM, and at any adjournment or postponements thereof, upon the following:

THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED HEREON WITH RESPECT TO THE ABOVE PROPOSALS, BUT IF NO SPECIFICATION IS MADE THEY WILL BE VOTED FOR THE PROPOSALS LISTED ABOVE. THE ABOVE-NAMED ATTORNEYS AND PROXIES SHALL HAVE THE DISCRETION TO VOTE THE SHARES AS TO ANY ADDITIONAL MATTER PROPERLY PRESENTED AT THE SPECIAL MEETING.

(Continued and to be signed on reverse side)